Matthews Asia Funds | First Quarter Report

March 31, 2012 | matthewsasia.com

ASIA FIXED INCOME STRATEGY

Matthews Asia Strategic Income Fund

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund

Matthews Asia Dividend Fund

Matthews China Dividend Fund

ASIA GROWTH STRATEGIES

Matthews Asia Growth Fund

Matthews Pacific Tiger Fund

Matthews China Fund

Matthews India Fund

Matthews Japan Fund

Matthews Korea Fund

ASIA SMALL COMPANY STRATEGIES

Matthews Asia Small Companies Fund

Matthews China Small Companies Fund

ASIA SPECIALTY STRATEGY

Matthews Asia Science and Technology Fund

1Q

Performance and Expenses  Through March 31, 2012

		Average Annual Total Return				2011 Gross Annual	2010 Gross Annual
	1 year	5 years	10 years	Since Inception	Inception Date	Operating Expenses	Operating Expenses[1]
Matthews Asia Strategic Income Fund
Investor Class (MAINX)	n.a.	n.a.	n.a.	3.03%[2]	11/30/11	3.20%[3]	n.a.
After Fee Waiver, Reimbursement and Recoupment						1.00%[4]	n.a.
Institutional Class (MINCX)	n.a.	n.a.	n.a.	3.08%[2]	11/30/11	3.20%[3]	n.a.
After Fee Waiver, Reimbursement and Recoupment						1.00%[4]	n.a.
Matthews Asian Growth & Income Fund
Investor Class (MACSX)	-0.89%	6.15%	12.69%	10.73%	9/12/94	1.12%	1.13%
Institutional Class (MICSX)	-0.73%	n.a.	n.a.	1.31%	10/29/10	0.99%	0.93%
Matthews Asia Dividend Fund
Investor Class (MAPIX)	0.77%	9.20%	n.a.	10.49%	10/31/06	1.10%	1.14%
After Fee Waiver, Reimbursement and Recoupment						n.a.	1.15%[5]
Institutional Class (MIPIX)	0.86%	n.a.	n.a.	2.39%	10/29/10	1.00%	1.02%
Matthews China Dividend Fund
Investor Class (MCDFX)	-1.14%	n.a.	n.a.	8.91%	11/30/09	1.52%	1.95%
After Fee Waiver, Reimbursement and Recoupment						1.50%[6]	1.50%[6]
Institutional Class (MICDX)	-0.96%	n.a.	n.a.	1.33%	10/29/10	1.31%	1.24%
Matthews Asia Growth Fund
Investor Class (MPACX)	-0.35%	4.90%	n.a.	9.89%	10/31/03	1.19%	1.19%
Institutional Class (MIAPX)	-0.18%	n.a.	n.a.	0.37%	10/29/10	1.03%	0.99%
Matthews Pacific Tiger Fund
Investor Class (MAPTX)	-0.85%	8.86%	14.78%	9.05%	9/12/94	1.11%	1.09%
Institutional Class (MIPTX)	-0.66%	n.a.	n.a.	-0.59%	10/29/10	0.95%	0.95%
Matthews China Fund
Investor Class (MCHFX)	-10.68%	8.90%	15.53%	11.44%	2/19/98	1.13%	1.15%
Institutional Class (MICFX)	-10.56%	n.a.	n.a.	-9.28%	10/29/10	0.96%	0.97%
Matthews India Fund
Investor Class (MINDX)	-16.96%	5.85%	n.a.	11.11%	10/31/05	1.18%	1.18%
Institutional Class (MIDNX)	-16.82%	n.a.	n.a.	-16.62%	10/29/10	0.99%	0.99%
Matthews Japan Fund
Investor Class (MJFOX)	2.05%	-3.75%	4.27%	3.92%	12/31/98	1.22%	1.30%
Institutional Class (MIJFX)	2.04%	n.a.	n.a.	7.35%	10/29/10	1.07%	1.08%
Matthews Korea Fund
Investor Class (MAKOX)	-1.67%	3.78%	11.01%	5.54%	1/3/95	1.18%	1.21%
Institutional Class (MIKOX)	-1.29%	n.a.	n.a.	8.25%	10/29/10	1.07%	0.91%
Matthews Asia Small Companies Fund
Investor Class (MSMLX)	-6.41%	n.a.	n.a.	21.37%	9/15/08	1.52%	1.59%
After Fee Waiver, Reimbursement and Recoupment						n.a.	1.63%[7]
Matthews China Small Companies Fund
Investor Class (MCSMX)	n.a.	n.a.	n.a.	-22.90%[8]	5/31/11	5.32%[3]	n.a.
After Fee Waiver, Reimbursement and Recoupment						2.00%[9]	n.a.
Matthews Asia Science and Technology Fund
Investor Class (MATFX)	-6.46%	3.55%	8.41%	-0.10%	12/27/99	1.21%	1.26%

1  Gross annual operating expenses for Institutional Class Shares are annualized.

2  Actual return for fiscal period beginning 11/30/11 through 3/31/12, not annualized.

3  Gross annual operating expenses for 2011 are annualized.

4  Matthews has contractually agreed to waive fees and reimburse expenses until August 31, 2014 to the extent needed to limit Total Annual Fund Operating Expenses to 1.25% for the Institutional Class and agreed to reduce the expense ratio by an equal amount for the Investor Class. Because certain expenses of the Investor Class may be higher than the Institutional Class, the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may exceed 1.25%. The amounts of the waivers and reimbursements are based on estimated Fund expenses. The fee waiver and expense reimbursement may be terminated at any time by the Fund on 60 days' written notice.

5  The Advisor has contractually agreed to waive the Fund's fees and reimburse expenses until at least August 31, 2012 to the extent needed to limit total annual operating expenses to 1.50%.

6  The Advisor has contractually agreed to waive the Fund's fees and reimburse expenses until at least August 31, 2013 to the extent needed to limit total annual operating expenses to 1.50%.

7  The Advisor has contractually agreed to waive the Fund's fees and reimburse expenses until at least August 31, 2012 to the extent needed to limit total annual operating expenses to 2.00%.

8  Actual return for fiscal period beginning 5/31/11 through 3/31/12, not annualized.

9  The Advisor has contractually agreed to waive the Fund's fees and reimburse expenses until at least August 31, 2014 to the extent needed to limit total annual operating expenses to 2.00%.

Past Performance: All performance quoted in this report is past performance and is no guarantee of future results. Investment return and principal value will fluctuate with changing market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the returns quoted. If certain of the Funds' fees and expenses had not been waived, returns would have been lower. For the Funds' most recent month-end performance, please call 800.789.ASIA (2742) or visit matthewsasia.com.

Investment Risk: Mutual fund shares are not deposits or obligations of, or guaranteed by, any depositary institution. Shares are not insured by the FDIC, Federal Reserve Board or any government agency and are subject to investment risks, including possible loss of principal amount invested. Investing in international and emerging markets may involve additional risks, such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Fixed income investments are subject to additional risks, including, but not limited to, interest rate, credit and inflation risks. In addition, single-country and sector funds may be subject to a higher degree of market risk than diversified funds because of concentration in a specific industry, sector or geographic location. Investing in small and mid-size companies is more risky than investing in large companies as they may be more volatile and less liquid than larger companies. Please see the Funds' prospectus and Statement of Additional Information for more risk disclosure.

Contents

Messages to Shareholders	2

Manager Commentaries, Fund Characteristics and Schedules of Investments:

ASIA FIXED INCOME STRATEGY

Matthews Asia Strategic Income Fund	4

ASIA GROWTH AND INCOME STRATEGIES

Matthews Asian Growth and Income Fund	9

Matthews Asia Dividend Fund	14

Matthews China Dividend Fund	19

ASIA GROWTH STRATEGIES

Matthews Asia Growth Fund	24

Matthews Pacific Tiger Fund	28

Matthews China Fund	32

Matthews India Fund	36

Matthews Japan Fund	40

Matthews Korea Fund	44

ASIA SMALL COMPANY STRATEGIES

Matthews Asia Small Companies Fund	48

Matthews China Small Companies Fund	52

ASIA SPECIALTY STRATEGY

Matthews Asia Science and Technology Fund	56

Notes to Schedules of Investments	59

Disclosures	66

Index Definitions	67

This report has been prepared for Matthews Asia Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Matthews Asia Funds prospectus, which contains more complete information about the Funds' investment objectives, risks and expenses. Additional copies of the prospectus may be obtained at matthewsasia.com. Please read the prospectus carefully before you invest or send money.

The views and opinions in this report were current as of March 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Fund's future investment intent. Current and future portfolio holdings are subject to risk.

Statements of fact are from sources considered reliable, but neither the Funds nor the Investment Advisor makes any representation or guarantee as to their completeness or accuracy.

Matthews Asia Funds are distributed in the United States by Foreside Funds Distributors LLC, Berwyn, PA

Matthews Asia Funds are distributed in Latin American by HMC Partners

"Our approach, in the midst of what are admittedly absorbing macro discussions, has been to focus on finding good businesses, rather than try to speculate on events."

Message to Shareholders
from the Investment Advisor

Dear Fellow Shareholders,

It was a strong first quarter for both Asia's equity and fixed income markets, though many might be surprised to hear this given the continued media coverage about the sluggish U.S. recovery, debt problems in the Eurozone and slowing growth in China. Indeed, macroeconomic news seemed to overwhelm sentiment in the markets and dominated many discussions among the punditry for much of the quarter. Even though stock prices rose, valuations in Asia at the end of the first quarter remain below long-run historical averages. Perhaps this reflects continued nervousness over these big macroeconomic issues; the most common phrase I heard from investors at home and abroad over the first few months of this year was: "I'm waiting for the pullback."

Despite the good absolute returns, and after the strong relative returns of the last four years, some of the Funds got off to a slower start this year versus the markets. In the early part of the rally, as commodity companies and more cyclical business rallied, our Funds, which own comparatively less in such businesses, did not keep pace. As the performance of smaller-capitalization stocks improved, we started to catch up. Our reaction to this is to ask questions of ourselves and to test our assumptions and beliefs. More than anything, it means "getting on the road" to speak with managers in Asia and to hear what they have to say and to see what they are doing.

The investment team has been very active in its research. Three areas of interest have received particular attention: Japan, India and small Chinese companies. Why Japan? Well, valuations are very low—shares on average trade at book value. That observation seems simplistic and naive, but it is true nonetheless. In addition, new markets are opening up for some Japanese companies such as the capital goods sector, where producers of automation equipment are helping China's companies to increase productivity despite higher labor costs. There are also opportunities in the health care and consumer goods areas, as Asian consumers begin to focus more on buying top quality products and developing brand loyalty, rather than just seeking out what is cheapest. Both of these developments are tied to rising wages in the region—a trend that we believe will continue and can only bring prosperity to Asia's households. We believe it cannot be coincidence that over the past few months Chinese companies have been investing in or buying Japanese electronics and household goods businesses.

India and smaller companies in China offer slightly different sorts of opportunities. Both suffered severe dislocations last year that made them attractive areas for investigation. Not only did India's stock market suffer last year but its currency weakened: despite a rally in both, the market capitalizations of many Indian businesses in U.S. dollar terms are still well below levels attained in the last five years and valuation multiples have also contracted. This makes India, long one of the region's most expensive markets, appear unremarkable in terms of valuation. With that in mind, several members of our investment team, from different Funds, spent some 50 person-days in India during the first quarter of the year researching potential ideas. China's smaller companies were hit hard by at least two events in 2011—corporate governance scandals among some Chinese

2 MATTHEWS ASIA FUNDS

companies listed in the U.S. and Canada and a credit squeeze in China as bank lending dried up and informal capital raising became a high-profile legal issue. The current fetish of "risk on, risk off" talk also encourages investors to treat entire asset classes as easily manageable chunks. Thus, it seemed to many of us on the investment team that among China's small companies, the good, the bad and the ugly, had all been sold down together with perhaps insufficient discrimination of the future prospects of the underlying businesses.

It was with this opportunity in mind, and because we wanted to monitor the macroeconomic situation, that several lead portfolio managers visited and talked extensively with entrepreneurs from China's city of Wenzhou, seen as the heartland of Chinese entrepreneurialism and informal financing. What we heard was that labor and raw material costs were more of a challenge than funding, but that business was good. Entrepreneurs candidly admitted mistakes of over-diversification and unrelated property investments, noting that they had lost money as a result. But these losses, they said, just made them more determined than ever to focus on their core business. Their comments from our visit made us generally less concerned about the macro situation. Furthermore, the government is taking much-needed steps to support informal lending channels and bring them out into the open to offer the kind of efficient capital allocation that China's growing economy needs.

Another motivation behind our recent research efforts in China was to assess the extent of property and stock speculation for the potential dangers they may pose to the economy. For those worried about what wealth destruction might mean for China's growth and for Asia, it appears to be stale news. Market participants told us that the majority of sales were to first-time buyers or people upgrading their homes; speculators made up a relatively small percentage of the market. Any hit to wealth and short-term sentiment from falling prices, therefore, is likely to be limited and has probably already happened. The domestic stock market is currently down nearly 60% from its peak in 2008 and prices of luxury properties that were the subject of speculative buying have fallen in some cases by as much as one-quarter. These declines in the values of assets that were the "playthings" of the relatively few have already wiped out a fair portion of some rich people's wealth. Yet overall retail sales, though a little slower, continue to be strong and income growth is robust. That China's GDP growth will slow over time as consumption increases must surely surprise no one. Nevertheless, rising wages in China and changing patterns of consumption across Asia as the middle class grows will offer profitable opportunities for companies from Colombo to Tokyo. Finding these opportunities remains the key focus of our research efforts.

How the markets behave in the near future, including the size and duration of any pullback, is unknowable. However, we remain confident in the long-term growth and prosperity of Asia. Therefore, our approach, in the midst of what are admittedly absorbing macro discussions, has been to focus on finding good businesses, rather than try to speculate on events. As much as we all like to discuss the big issues of the day, for members of the Matthews investment team, the real excitement and challenge comes in discovering businesses whose future prospects are underappreciated by the average view of the investment community.

It is a privilege to act as your investment advisor in Asia's fixed income and equity markets.

Robert Horrocks, PhD
Chief Investment Officer
Matthews International Capital Management, LLC

matthewsasia.com | 800.789.ASIA 3

ASIA FIXED INCOME STRATEGY

PORTFOLIO MANAGERS

Teresa Kong, CFA

Lead Manager

Gerald M. Hwang, CFA, Robert J. Horrocks, PhD

Co-Managers

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAINX	MINCX
CUSIP	577125503	577125602
Inception	11/30/11	11/30/11
NAV	$10.19	$10.19
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	3.20%	3.20%
After fee waiver, Reimbursement and Recoupment	1.00%	1.00%

Portfolio Statistics

Total # of Positions	43
Net Assets	$20.1 million
Modified Duration	5.1 years[2]
Portfolio Turnover	3.66%[3]

Benchmarks

HSBC Asian Local Bond Index

J.P. Morgan Asia Credit Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Total return over the long term with an emphasis on income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total assets, which include borrowings for investment purposes, in income-producing securities including, but not limited to, debt and debt-related instruments issued by governments, quasi-governmental entities, supra-national institutions, and companies in Asia. Investments may be denominated in any currency, and may represent any part of a company's capital structure from debt to equity or with features of both.

1  Gross annual operating expenses for the Fund for 2011 are annualized. The Advisor has contractually agreed to waive fees and reimburse expenses until August 31, 2014 to the extent needed to limit Total Annual Fund Operating Expenses to 1.25% for the Institutional Class and agreed to reduce the expense ratio by an equal amount for the Investor Class. Because certain expenses of the Investor Class may be higher than the Institutional Class, the Total Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement for the Investor Class may exceed 1.25%. The amounts of the waivers and reimbursements are based on estimated Fund expenses. The fee waiver and expense reimbursement may be terminated at any time by the Fund on 60 days' written notice. Matthews Asia Funds does not charge 12b-1 fees.

2  Modified duration measures the percent change in value of the fixed income portion of the portfolio in response to a 1% change in interest rates. In a multi-currency denominated portfolio with sensitivities to different interest rate regimes, modified duration will not accurately reflect the change in value of the overall portfolio from a change in any one interest rate regime.

3  Not annualized. The Fund commenced operations on November 30, 2011. The lesser of fiscal year 2011 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Strategic Income Fund

Portfolio Manager Commentary

For the quarter ending March 31, 2012, the Matthews Asia Strategic Income Fund returned 3.57% (Investor Class) and 3.61% (Institutional Class), while its primary benchmark, the HSBC Asian Local Bond Index and its secondary benchmark, the J.P. Morgan Asia Credit Index, gained 2.79% and 3.98%, respectively. The primary benchmark is a local currency-denominated index, while the latter is denominated in U.S. dollars. The outperformance of U.S. dollar-denominated bonds relative to local currency bonds this quarter perhaps goes against the long-term historical trend of the outperformance of local bonds. It is precisely for periods like this that we designed the Asia Strategic Income strategy to have a blend of bonds denominated across currencies.

While posting positive returns for the quarter, Asia's bond markets were marked by two different sentiments. January and February were marked by rallying markets across both local and U.S. dollar-denominated bonds as investors priced in a lower probability of contagion from Europe's financial crisis. In March, however, markets gave back some of those gains as economic data from China showed a material slowdown. Investors questioned whether a tepid rebound in the U.S. would be enough to be the sole engine of global growth.

By issuer, our top three contributors to portfolio returns were our positions in peso-denominated bonds of the government of the Philippines, the ringgit-denominated Malaysian government bonds and U.S. dollar-denominated bonds of Macquarie Group. Philippine government bonds enjoyed positive returns from both falling interest rates and an appreciating currency while the positive returns on Malaysian government bonds can be largely attributed to the appreciation of the ringgit. The Macquarie bonds enjoyed a fall in yields of about 1.5% due to improving credit fundamentals, which more than offset the rise in U.S. Treasury yields.

During the quarter, we enhanced overall diversification of the portfolio by increasing our holdings from 26 issuers to 36 issuers. We shifted the composition of the portfolio from about 60% in government-related bonds (and currency forward positions) and 40% in corporates to about a 50/50 mix. Corporates include all corporate bonds, convertible bonds and common equities. We intend to continue to increase our credit diversification by increasing our allocation to corporate bonds. We also tactically increased our U.S. dollar allocation slightly during the quarter from about 40% to about 44%. This was done with the expectation that the U.S. dollar would outperform Asian currencies in the near term. During the quarter, we also decreased our exposure to Indonesian rupiah-denominated bonds and increased our exposure to bonds denominated in Malaysian ringgit, Chinese renminbi and Philippine peso.

We believe the portfolio is positioned to weather a relatively volatile period. On currencies, we think that market sentiment will continue to be driven by developments in China and Europe. We will be watching the Chinese government's policy response to the current economic slowdown to gauge the impact it might have on interest rates in China and the rest of the region. One potential wildcard that could impact Asian currencies is a further depreciation of the yen—the biggest underperformer in the quarter, depreciating about 7% against the U.S. dollar by quarter-end. Since many Asian export markets would have to compete with a cheaper yen, this might lead to policies to cap currency appreciation in efforts to keep exports competitive. Finally, on the credit front, Asian credit spreads have tightened and, coupled with overall low yields, the cost of debt has become quite low historically. The temptation is for management to increase leverage to drive returns on equity at the expense of bondholders. In this environment, we believe it is especially important to find issuers with conservative business models and management teams who are more likely to use debt prudently.

Fixed income investments are subject to additional risks, including, but not limited to, interest rate, credit and inflation risks. Investing in emerging markets involves different and greater risks, as these countries are substantially smaller, less liquid and more volatile than securities markets in more developed markets.

4 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF MARCH 31, 2012

		Actual Return, Not Annualized
	3 Months	Inception 11/30/11
Investor Class (MAINX)	3.57%	3.03%
Institutional Class (MINCX)	3.61%	3.08%
HSBC Asian Local Bond Index[4]	2.79%	3.57%
J.P. Morgan Asia Credit Index[4]	3.98%	4.91%
Lipper Emerging Market Debt Category Average[5]	6.92%	6.96%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

4  It is not possible to invest directly in an index. Source: Index data from HSBC and J.P. Morgan; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 67 for index definition.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

INCOME DISTRIBUTION HISTORY

	2012					2011
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Investor Class (MAINX)	$0.09	n.a	n.a	n.a	n.a	n.a.	n.a	n.a	$0.02	$0.02
Institutional Class (MINCX)	$0.10	n.a	n.a	n.a	n.a	n.a.	n.a	n.a	$0.02	$0.02

Note: This table does not include capital gains distributions. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

3.60% (Investor Class) 3.68% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 3/31/12, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

YIELD TO WORST:

4.83%

Yield to worst is the lowest yield that can be received on a bond assuming that the issuer does not default. It is calculated by utilizing the worst case assumptions for a bond with respect to certain income-reducing factors, including prepayment, call or sinking fund provisions. It does not represent the yield that an investor should expect to receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems Bloomberg, MICM

TOP TEN POSITIONS6

	Sector	Currency	% of Net Assets
Malaysian Government Bond, 4.160%, 07/15/2021	Government Bonds	MYR	8.4%
Indonesia Government Bond, 8.250%, 07/15/2021	Government Bonds	IDR	5.7%
Korea Treasury Bond, 3.500%, 09/10/2016	Government Bonds	KRW	4.4%
Republic of Philippines, 6.250%, 01/14/2036	Government Bonds	PHP	3.7%
Global Logistic Properties, Ltd., 3.375%, 05/11/2016	Financials	CNY	3.5%
Bangkok Bank Public Co., Ltd., 9.025%, 03/15/2029	Financials	USD	3.1%
Republic of Philippines, 6.375%, 01/15/2032	Government Bonds	USD	3.0%
Indonesia Government Bond, 8.375%, 09/15/2026	Government Bonds	IDR	3.0%
Macquarie Bank, Ltd., 6.625%, 04/07/2021	Financials	USD	3.0%
Alliance Global Group, Inc., 6.500%, 08/18/2017	Industrials	USD	2.9%
% OF ASSETS IN TOP TEN			40.7%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

matthewsasia.com | 800.789.ASIA 5

Matthews Asia Strategic Income Fund  March 31, 2012

CURRENCY ALLOCATION (%)7,8

U.S. Dollar	41.6
Chinese Renminbi	11.4
Indonesian Rupiah	9.8
Malaysian Ringgit	8.5
Philippines Peso	7.0
Korean Won	6.8
Singapore Dollar	6.0
Thai Baht	4.0
Hong Kong Dollar	3.0
Cash and Other Assets, Less Liabilities	2.2

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

8  Cash and other assets may include forward currency exchange contracts and certain derivative instruments that have been marked-to-market.

COUNTRY ALLOCATION (%)8

(By issuer's country of risk)

China/Hong Kong	21.2
Indonesia	15.7
Philippines	15.4
South Korea	12.3
Malaysia	10.3
Thailand	8.3
Singapore	7.5
Australia	3.0
Sri Lanka	1.8
Japan	1.2
United Kingdom	1.1
Cash And Other Assets, Less Liabilities	2.2

SECTOR ALLOCATION (%)8

Government Bonds	39.6
Financials	25.7
Consumer Discretionary	8.0
Industrials	7.9
Energy	5.8
Utilities	5.0
Telecommunication Services	4.0
Information Technology	1.8
Cash And Other Assets, Less Liabilities	2.2

ASSET TYPE BREAKDOWN (%)8,9

Corporate Bonds	50.6%
Government Bonds	39.6%
Common Equities and ADRs	7.6%
Cash and Other Assets, Less Liabilities	2.2%

9  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

6 MATTHEWS ASIA FUNDS

Matthews Asia Strategic Income Fund  March 31, 2012

Schedule of Investmentsa (unaudited)

FOREIGN GOVERNMENT OBLIGATIONS: 39.6%

	Face Amount*		Value
INDONESIA: 11.2%
Indonesia Government Bond 8.250%, 07/15/21	IDR	9,000,000,000	$1,137,155
Indonesia Government Bond 8.375%, 09/15/26	IDR	4,700,000,000	604,133
Republic of Indonesia 5.875%, 03/13/20		250,000	286,875
Indonesia Government Bond 6.375%, 04/15/42	IDR	2,000,000,000	216,551
Total Indonesia			2,244,714
PHILIPPINES: 8.9%
Republic of Philippines 6.250%, 01/14/36	PHP	30,000,000	746,314
Republic of Philippines 6.375%, 01/15/32		500,000	607,500
Republic of Philippines 4.950%, 01/15/21	PHP	18,000,000	436,354
Total Philippines			1,790,168
MALAYSIA: 8.5%
Malaysian Government Bond 4.160%, 07/15/21	MYR	5,000,000	1,694,877
Total Malaysia			1,694,877
SOUTH KOREA: 6.8%
Korea Treasury Bond 3.500%, 09/10/16	KRW	1,000,000,000	875,452
Korea Treasury Bond 5.750%, 09/10/18	KRW	500,000,000	488,501
Total South Korea			1,363,953
THAILAND: 2.4%
Thailand Government Bond 4.250%, 03/13/13	THB	15,000,000	491,180
Total Thailand			491,180
SRI LANKA: 1.8%
Republic of Sri Lanka 7.400%, 01/22/15		350,000	370,125
Total Sri Lanka			370,125
TOTAL FOREIGN GOVERNMENT OBLIGATIONS			7,955,017
(Cost $7,926,222)

CORPORATE BONDS: 50.6%

	Face Amount*		Value
CHINA/HONG KONG: 19.3%
FPT Finance, Ltd. 6.375%, 09/28/20		550,000	$574,219
Galaxy Entertainment Group, Ltd. 4.625%, 12/16/13	CNY	3,500,000	556,558
Melco Crown Entertainment, Ltd. 3.750%, 05/09/13	CNY	3,500,000	548,369
Hutchison Whampoa International 11, Ltd. 4.625%, 01/13/22		500,000	501,998
Standard Chartered Bank Hong Kong, Ltd. 4.150%[c], 10/27/21	SGD	500,000	404,821
Wharf Finance No 1, Ltd. 4.500%, 07/20/21	SGD	500,000	397,099
Tencent Holdings, Ltd. 4.625%, 12/12/16		350,000	352,145
Fita International, Ltd. 7.000%, 02/10/20		300,000	306,681
Beijing Enterprises Water Group, Ltd. 3.750%, 06/30/14	CNY	1,500,000	236,047
Total China/Hong Kong			3,877,937
SOUTH KOREA: 5.5%
Kia Motors Corp. 3.625%, 06/14/16		500,000	509,800
Korea Hydro & Nuclear Power Co., Ltd. 4.750%, 07/13/21		300,000	310,961
Korea Gas Corp. 6.250%, 01/20/42		250,000	282,658
Total South Korea			1,103,419
SINGAPORE: 5.5%
Global Logistic Properties, Ltd. 3.375%, 05/11/16	CNY	4,500,000	697,361
Oversea-Chinese Banking Corp., Ltd. 3.750%[c], 11/15/22		400,000	398,706
Total Singapore			1,096,067
PHILIPPINES: 5.4%
Alliance Global Group, Inc. 6.500%, 08/18/17		550,000	582,280
SM Investments Corp. 5.500%, 10/13/17		500,000	505,884
Total Philippines			1,088,164
INDONESIA: 4.5%
PT Berau Coal Energy 7.250%, 03/13/17		400,000	402,000
PT Adaro Indonesia 7.625%, 10/22/19		250,000	271,250
Berau Capital Resources Pte., Ltd. 12.500%, 07/08/15		200,000	224,500
Total Indonesia			897,750

matthewsasia.com | 800.789.ASIA 7

Matthews Asia Strategic Income Fund  March 31, 2012

Schedule of Investmentsa (unaudited) (continued)

CORPORATE BONDS (continued)

	Face Amount*		Value
THAILAND: 4.4%
Bangkok Bank Public Co., Ltd. 9.025%, 03/15/29		500,000	$612,500
PTTEP Canada International Finance, Ltd. 5.692%, 04/05/21		250,000	266,655
Total Thailand			879,155
AUSTRALIA: 3.0%
Macquarie Bank, Ltd. 6.625%, 04/07/21		600,000	602,090
Total Australia			602,090
MALAYSIA: 1.8%
Axiata SPV1 Labuan, Ltd. 5.375%, 04/28/20		350,000	369,104
Total Malaysia			369,104
JAPAN: 1.2%
ORIX Corp. 4.000%, 11/29/14	CNY	1,500,000	238,182
Total Japan			238,182
TOTAL CORPORATE BONDS			10,151,868
(Cost $9,988,849)

COMMON EQUITIES: 7.6%

	Shares
SINGAPORE: 2.0%
StarHub, Ltd.	90,000	221,871
Ascendas REIT	110,000	176,956
Total Singapore		398,827
CHINA/HONG KONG: 1.9%
The Link REIT	55,000	204,652
Power Assets Holdings, Ltd.	25,000	183,798
Total China/Hong Kong		388,450
THAILAND: 1.5%
Kasikornbank Public Co., Ltd.	60,000	304,541
Total Thailand		304,541
	Shares	Value
UNITED KINGDOM: 1.1%
HSBC Holdings PLC	24,000	$212,880
Total United Kingdom		212,880
PHILIPPINES: 1.1%
Globe Telecom, Inc.	8,000	211,378
Total Philippines		211,378
TOTAL COMMON EQUITIES		1,516,076
(Cost $1,423,659)
TOTAL INVESTMENTS: 97.8%		19,622,961
(Cost $19,338,730d)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.2%		437,394
NET ASSETS: 100.0%		$20,060,355

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. The security may be resold in transactions exempt from registration normally to qualified institutional buyers. The security has been determined to be liquid in accordance with procedures adopted by the Fund's Board of Trustees.

c  Variable rate security. The rate represents the rate in effect at March 31, 2012.

d  Cost for federal income tax purposes is $19,338,730 and net unrealized appreciation consists of:

Gross unrealized appreciation	$344,179
Gross unrealized depreciation	(59,948)
Net unrealized appreciation	$284,231

*  All values are in USD unless otherwise noted.

CNY  Chinese Renminbi (Yuan)

IDR  Indonesian Rupiah

KRW  Korean Won

MYR  Malaysian Ringgit

PHP  Philippine Peso

REIT  Real Estate Investment Trust

SGD  Singapore Dollar

THB  Thai Baht

See accompanying notes to schedules of investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
LONG
SGD	1,000,000	USD	801,780	Brown Brothers Harriman	06/04/12	$(6,169)
SHORT
USD	801,603	JPY	65,355,511	Brown Brothers Harriman	06/04/12	$11,525

FINANCIAL FUTURES CONTRACTS PURCHASED AS OF MARCH 31, 2012 WERE AS FOLLOWS:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
(20)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June, 2012	$2,589,688	$(32,450)

8 MATTHEWS ASIA FUNDS

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS*

Robert J. Horrocks, PhD

Lead Manager

Kenneth Lowe, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MACSX	MICSX
CUSIP	577130206	577130842
Inception	9/12/94	10/29/10
NAV	$16.73	$16.73
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.12%	0.99%

Portfolio Statistics

Total # of Positions	69
Net Assets	$3.3 billion
Weighted Average Market Cap	$24.2 billion
Portfolio Turnover	16.54%[2]

Benchmark

MSCI AC Asia ex Japan Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation. The Fund also seeks to provide some current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in dividend-paying common stock, preferred stock and other equity securities, and convertible securities as well as fixed-income securities, of any duration or quality, of companies located in Asia.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2011 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asian Growth and Income Fund

Portfolio Manager Commentary

For the quarter ending March 31, 2012, the Matthews Asian Growth and Income Fund returned 11.02% (Investor Class) and 11.09% (Institutional Class), while its benchmark, the MSCI All Country Asia ex Japan Index, gained 13.76%. During this period, we saw a continuation of the rally that characterized the last couple of months of 2011, with global cyclical stocks driving the market higher. Given this backdrop, we would not expect a more defensive strategy, such as Asian Growth and Income, to keep pace with the market during strong rallies and this quarter was no different.

The focus of the Fund is to participate in the long-term growth opportunities that exist in Asia, but with relatively lower volatility, less risk and greater downside protection. This means that we naturally have a lower allocation toward more volatile sectors and geographies, particularly where income extraction is more troublesome.

Accordingly, we tend to have certain biases such as underweight positions in both India and Korea, two of the quarter's strongest-performing countries, up 14.4% and 16.7%, respectively (in U.S. dollar terms), and both negative contributors to the Fund's relative performance for the quarter. India has historically been a tough place for the Fund to find ideas as the lack of available domestic capital has frequently led management teams to keep more capital within their businesses in order to maintain growth, which has, therefore, kept dividend yields low. In Korea, finding both income and growth is a challenge, but for different reasons. Management teams in Korea have a greater habit of using capital that is generated by the business to help fund other group entities or to expand into new business lines or geographies, rather than distributing excess to shareholders. To be clear, these issues certainly do not make these geographies uninvestable. Indeed, while we remain invested in each of these countries, idea generation is more arduous as we maintain our focus on higher quality companies in which management has demonstrated a greater alignment with minority shareholders, and with more reasonable valuations.

The Fund's underperformance against the benchmark during the quarter was also due to the portfolio's significant weighting in the telecommunications sector. There are businesses that we fundamentally like in this sector, for the long term, due to their excellent cash generation and dividend payment profiles, sustainable earnings, strong tangible asset bases and reasonable valuations. While the long-term outlook is constructive, during times when the market backdrop shows a positive disposition toward risky assets we expect this sector to lag and be a drag on relative performance.

On a positive note, good stock selection over the quarter helped offset the above-mentioned trends. We have continued to add to our higher conviction ideas throughout the quarter. One example is CSL in Australia, a blood plasma derivatives manufacturer, which has delivered strong earnings and cash flow growth in an oligopolistic industry that tends to see very high return on capital. Another example is SIA Engineering, the Singaporean aviation maintenance, repair and overhaul operator. In this industry, aging global fleets have required more upgrades and checks than previously, and this added demand has resulted in increased dividends. We continue to add to this position through further consolidation of the portfolio away from lower conviction, smaller positions.

Looking forward, valuations across Asia Pacific still appear to be well-priced for both equities and (for the first time in the past few years) for convertible bonds. We have again begun to add to convertibles, including a new position in the Australian insurer QBE—an issuer whose equity is held elsewhere in the Matthews Asia Funds family, but where the convertible bond is more appropriate for the Asian Growth and Income strategy due to its lower tolerance for volatility. We will continue to focus on quality businesses such as this that offer upside participation but also focus on protecting the capital of shareholders in these uncertain times.

*  As of April 27, 2012.

matthewsasia.com | 800.789.ASIA 9

PERFORMANCE AS OF MARCH 31, 2012

			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MACSX)	11.02%	-0.89%	19.51%	6.15%	12.69%	10.73%	9/12/94
Institutional Class (MICSX)	11.09%	-0.73%	n.a.	n.a.	n.a.	1.31%	10/29/10
MSCI AC Asia ex Japan Index[3]	13.76%	-6.79%	24.70%	5.34%	11.84%	3.88%[4]
Lipper Pacific Region Funds Category Average[5]	13.34%	-4.74%	18.78%	-0.76%	8.06%	3.57%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	2012			2011
	June	December	Total	June	December	Total
Investor Class (MACSX)	n.a	n.a	n.a	$0.27	$0.21	$0.48
Institutional Class (MICSX)	n.a	n.a	n.a	$0.28	$0.22	$0.50

Note: This table does not include capital gains distributions. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

2.81% (Investor Class) 2.91% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 3/31/12, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 3.23%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 67 for index definition.

4  Calculated from 8/31/94.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

10 MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund  March 31, 2012

TOP TEN HOLDINGS6

	Country	% of Net Assets
Singapore Technologies Engineering Ltd.	Singapore	4.1%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	3.8%
Telstra Corp., Ltd.	Australia	3.2%
China Petroleum & Chemical Corp. (Sinopec), Cnv., 0.000%, 04/24/2014	China/Hong Kong	3.1%
CLP Holdings, Ltd.	China/Hong Kong	3.1%
PTT Public Co., Ltd.	Thailand	3.0%
Hisamitsu Pharmaceutical Co., Inc.	Japan	2.8%
HSBC Holdings PLC	United Kingdom	2.7%
Ascendas REIT	Singapore	2.6%
AMMB Holdings BHD	Malaysia	2.5%
% OF ASSETS IN TOP TEN		30.9%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

COUNTRY ALLOCATION (%)7

China/Hong Kong	20.6
Singapore	18.7
Australia	8.7
Thailand	8.5
Japan	7.7
Taiwan	6.0
South Korea	5.8
Malaysia	5.8
India	5.2
Indonesia	2.8
United Kingdom	2.7
Vietnam	1.9
Philippines	1.7
Cash and Other Assets, Less Liabilities	3.9

7  Australia, United Kingdom and Japan are not included in the MSCI All Country Asia ex Japan Index.

SECTOR ALLOCATION (%)

Financials	26.2
Telecommunication Services	14.0
Industrials	13.1
Consumer Discretionary	8.1
Utilities	7.8
Energy	7.5
Information Technology	7.1
Health Care	6.3
Consumer Staples	5.3
Materials	0.7
Cash and Other Assets, Less Liabilities	3.9

ASSET TYPE BREAKDOWN (%)8,9

Common Equities	77.8
Convertible Bonds	13.8
Preferred Equities	3.0
Corporate Bonds	1.3
Warrants/Rights	0.2
Cash and Other Assets, Less Liabilities	3.9

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	62.3
Mid Cap ($1B–$5B)	27.6
Small Cap (under $1B)	6.2
Cash and Other Assets, Less Liabilities	3.9

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

9  Bonds are not included in the MSCI All Country Asia ex Japan Index.

matthewsasia.com | 800.789.ASIA 11

Matthews Asian Growth and Income Fund  March 31, 2012

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 77.8%

	Shares	Value
CHINA/HONG KONG: 15.8%
CLP Holdings, Ltd.	11,771,700	$101,522,169
Hang Lung Properties, Ltd.	19,139,920	70,343,989
China Pacific Insurance Group Co., Ltd. H Shares	20,355,800	63,328,687
Television Broadcasts, Ltd.	8,897,000	60,067,424
China Mobile, Ltd. ADR	905,500	49,874,940
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	43,012,000	49,300,917
VTech Holdings, Ltd.	3,405,300	43,700,599
Vitasoy International Holdings, Ltd.†	51,771,000	40,121,517
Citic Telecom International Holdings, Ltd.†	132,231,000	26,570,759
Cafe' de Coral Holdings, Ltd.	6,726,000	18,710,062
Other Investments		1,679,095
Total China/Hong Kong		525,220,158
SINGAPORE: 14.8%
Singapore Technologies Engineering, Ltd.	52,104,125	134,754,353
Ascendas REIT	53,925,000	86,748,704
Keppel Corp., Ltd.	8,415,900	73,553,173
United Overseas Bank, Ltd.	3,861,000	56,386,000
SIA Engineering Co., Ltd.	10,768,000	34,589,509
ARA Asset Management, Ltd.	28,381,100	34,568,408
Cerebos Pacific, Ltd.	7,740,000	34,230,103
Singapore Post, Ltd.	38,209,000	30,987,604
Other Investments		3,656,131
Total Singapore		489,473,985
THAILAND: 8.5%
PTT Public Co., Ltd.	8,719,200	100,046,578
BEC World Public Co., Ltd.	30,807,800	50,883,880
Banpu Public Co., Ltd.	2,480,250	48,836,592
Glow Energy Public Co., Ltd.	21,887,400	43,649,205
Land & Houses Public Co., Ltd. NVDR	145,090,300	32,431,129
Other Investments		4,709,232
Total Thailand		280,556,616
AUSTRALIA: 8.0%
Telstra Corp., Ltd.	31,377,088	106,871,152
CSL, Ltd.	1,758,532	65,484,856
Macquarie Group, Ltd.	1,879,326	56,855,518
David Jones, Ltd.	13,955,460	35,042,611
Total Australia		264,254,137
JAPAN: 7.7%
Hisamitsu Pharmaceutical Co., Inc.	1,983,600	94,181,403
Japan Real Estate Investment Corp., REIT	7,889	69,559,863
Hamamatsu Photonics, K.K.	1,464,700	55,735,351
NTT DoCoMo, Inc.	22,250	37,003,974
Total Japan		256,480,591
	Shares	Value
TAIWAN: 6.0%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,420,624	$67,547,135
Taiwan Semiconductor Manufacturing Co., Ltd.	20,673,187	59,434,919
Chunghwa Telecom Co., Ltd. ADR	1,277,525	39,296,669
Taiwan Hon Chuan Enterprise Co., Ltd.	9,901,193	22,498,171
CyberLink Corp.	3,442,717	10,763,419
Total Taiwan		199,540,313
MALAYSIA: 5.1%
AMMB Holdings BHD	40,175,100	82,911,466
Axiata Group BHD	29,634,423	50,353,039
Telekom Malaysia BHD	20,245,551	35,238,500
Total Malaysia		168,503,005
SOUTH KOREA: 2.8%
S1 Corp.	771,922	35,979,336
GS Home Shopping, Inc.	298,935	29,727,437
KT Corp. ADR	2,089,505	28,605,323
Total South Korea		94,312,096
INDONESIA: 2.8%
PT Perusahaan Gas Negara Persero	141,686,000	59,036,912
PT Telekomunikasi Indonesia Persero ADR	1,153,600	35,023,296
Total Indonesia		94,060,208
UNITED KINGDOM: 2.7%
HSBC Holdings PLC ADR	2,050,333	91,014,282
Total United Kingdom		91,014,282
VIETNAM: 1.9%
Bao Viet Holdings	10,333,281	37,292,204
Vietnam Dairy Products JSC	5,792,535	25,558,772
Total Vietnam		62,850,976
PHILIPPINES: 1.7%
Globe Telecom, Inc.	2,065,510	54,575,537
Total Philippines		54,575,537
TOTAL COMMON EQUITIES		2,580,841,904
(Cost $2,183,065,140)

PREFERRED EQUITIES: 3.0%

SOUTH KOREA: 3.0%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	515,311	33,928,071
Hyundai Motor Co., Ltd., Pfd.	541,280	32,515,485
Hyundai Motor Co., Ltd., 2nd Pfd.	305,760	19,001,566
LG Household & Health Care, Ltd., Pfd.	121,855	14,937,876
Total South Korea		100,382,998
TOTAL PREFERRED EQUITIES		100,382,998
(Cost $48,826,622)

12 MATTHEWS ASIA FUNDS

Matthews Asian Growth and Income Fund  March 31, 2012

Schedule of Investmentsa (unaudited) (continued)

WARRANTS: 0.2%

	Shares	Value
INDIA: 0.2%
Housing Development Finance Corp., expires 08/23/12	3,875,750	$6,181,268
Total India		6,181,268
TOTAL WARRANTS		6,181,268
(Cost $6,834,750)

CORPORATE BONDS: 15.1%

	Face Amount*
INDIA: 5.0%
Tata Power Co., Ltd., Cnv. 1.750%, 11/21/14		56,200,000	55,947,100
Housing Development Finance Corp. 0.000%, 08/24/12	INR	1,800,000,000	42,547,060
Larsen & Toubro, Ltd., Cnv. 3.500%, 10/22/14		35,700,000	36,039,150
Sintex Industries, Ltd., Cnv. 0.000%, 03/13/13		26,900,000	31,204,000
Total India			165,737,310
CHINA/HONG KONG: 4.8%
China Petroleum & Chemical Corp. (Sinopec), Cnv. 0.000%, 04/24/14	HKD	676,210,000	101,663,781
Power Regal Group, Ltd., Cnv. 2.250%, 06/02/14	HKD	234,020,000	35,921,711
PB Issuer No. 2, Ltd., Cnv. 1.750%, 04/12/16		21,820,000	20,445,340
Total China/Hong Kong			158,030,832
SINGAPORE: 3.9%
CapitaLand, Ltd., Cnv. 3.125%, 03/05/18	SGD	62,000,000	51,327,596
Wilmar International, Ltd., Cnv. 0.000%, 12/18/12		26,500,000	31,601,250
Olam International, Ltd., Cnv. 6.000%, 10/15/16		24,300,000	28,358,100
CapitaLand, Ltd., Cnv. 2.875%, 09/03/16	SGD	24,750,000	19,136,029
Total Singapore			130,422,975
AUSTRALIA: 0.7%
QBE Funding Trust, Cnv. 0.000%, 05/12/30		39,571,000	24,929,730
Total Australia			24,929,730
	Face Amount*	Value
MALAYSIA: 0.7%
Paka Capital, Ltd., Cnv. 0.000%, 03/12/13	22,300,000	$22,634,500
Total Malaysia		22,634,500
TOTAL CORPORATE BONDS		501,755,347
(Cost $511,213,608)
TOTAL INVESTMENTS: 96.1%		3,189,161,517
(Cost $2,749,940,120b)
CASH AND OTHER ASSETS, LESS LIABILITIES: 3.9%		128,718,046
NET ASSETS: 100.0%		$3,317,879,563

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Cost for federal income tax purposes is $2,752,798,144 and net unrealized appreciation consists of:

Gross unrealized appreciation	$585,052,892
Gross unrealized depreciation	(148,689,519)
Net unrealized appreciation	$436,363,373

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

*  All values are in USD unless otherwise noted.

ADR  American Depositary Receipt

BHD  Berhad

Cnv.  Convertible

HKD  Hong Kong Dollar

INR  Indian Rupee

JSC  Joint Stock Co.

NVDR  Non-voting Depositary Receipt

Pfd.  Preferred

REIT  Real Estate Investment Trust

SGD  Singapore Dollar

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund's holdings, as information on particular holdings may have been withheld if it was in the Fund's interest to do so.

matthewsasia.com | 800.789.ASIA 13

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS

Jesper O. Madsen, CFA

Lead Manager

Yu Zhang, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAPIX	MIPIX
CUSIP	577125107	577130750
Inception	10/31/06	10/29/10
NAV	$13.86	$13.85
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.10%	1.00%

Portfolio Statistics

Total # of Positions	62
Net Assets	$2.7 billion
Weighted Average Market Cap	$24.1 billion
Portfolio Turnover	16.48%[2]

Benchmark

MSCI AC Asia Pacific Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in income-paying equity securities of companies located in Asia. The Fund may also invest in convertible debt and equity securities.

1  The Advisor has contractually agreed to waive Matthews Asia Dividend Fund's fees and reimburse expenses until at least August 31, 2012 to the extent needed to limit total annual operating expenses to 1.50%. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2011 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Dividend Fund

Portfolio Manager Commentary

For the quarter ending March 31, 2012, the Matthews Asia Dividend Fund appreciated 11.55% (Investor Class) and 11.51% (Institutional Class), while its benchmark, the MSCI All Country Asia Pacific Index rose 12.08%. In March, the Fund distributed a quarterly dividend of 6.04 cents per share (Investor Class).

The first quarter of 2012 saw ongoing optimism in equity markets globally with a continuation of the rally that began during the final quarter of 2011. The European Central Bank stepped up its support of Europe's banking sector and, by extension, sovereign bond markets. The financial sector rallied in response, not just in Europe, but in Asia as well. Economic data out of the U.S., while still patchy, seemed to indicate the economy had bottomed and was on a slow path to recovery. This sentiment buoyed equities of more cyclical businesses, such as the consumer discretionary and information technology sectors.

The Fund's holdings within the financials sector were the main contributor to performance, closely followed by consumer discretionary and consumer staples. The performance within financials was not driven by any single holding, but rather because the market ascribed higher valuations to the Fund's financials holdings. Within the Fund's consumer discretionary holdings, Shenzhou International Group, a Chinese clothing manufacturer, posted strong performance on the back of ongoing earnings and dividend growth. The company grew its dividend 39% in 2011. By country, the Fund's holdings in China and Hong Kong were the main contributors to performance, in great part due to Shenzhou International Group.

In mid-February, the Bank of Japan initiated an explicit inflation target of 1%, resulting in a sharp 7.2% sell-off in the yen during the quarter, as markets expected a more expansionary monetary policy would be needed to fight Japan's entrenched price deflation. The yen's weakness did present some headwinds for the value of the Fund's Japanese holdings. In spite of this, on the whole, our Japanese holdings managed to deliver positive absolute performance. Conversely, NTT Docomo and Point, both Japanese companies, were the main detractors to performance. The Fund exited its position in Point, a multi-brand clothing store operator, after it became apparent that the company's competitive position had been eroded, raising questions about the ongoing profitability and growth in future dividends. NTT Docomo's weakness in U.S. dollar terms resulted more from the yen's drop during the quarter than from an outright decline in its stock price. As Japan's dominant wireless telecommunications provider, NTT Docomo claims about half the country's wireless market share, and continues to be a holding. With a healthy balance sheet and strong cash flow generation, we believe the company is well-positioned to pay growing dividends. The company has a 4% dividend yield and has delivered about 7% dividend-per-share growth on average during the past five years. Not too bad for a country where the local 10-year government bond yields about 1% and, unlike equities, provides no growth in income.

The Fund exited and took profits in two smaller Thai holdings, LPN Development and Glow Energy, after the dividend yield had compressed because of significant share price appreciation. In an ongoing effort to gain greater exposure to well-priced and well-positioned Chinese companies, we added China Shenhua Energy, China's largest vertically integrated coal and energy company.

Asia continues to look attractive compared to other regional markets for investors seeking both dividend income and growth. With a dividend yield of about 3.9% at the end of the quarter, the Fund's holdings offered a higher-than-average yield versus the region, with businesses that we believe seem well-poised to deliver future dividend growth.

14 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF MARCH 31, 2012

			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	Since Inception	Inception Date
Investor Class (MAPIX)	11.55%	0.77%	24.54%	9.20%	10.49%	10/31/06
Institutional Class (MIPIX)	11.51%	0.86%	n.a.	n.a.	2.39%	10/29/10
MSCI AC Asia Pacific Index[3]	12.08%	-4.02%	19.15%	-0.08%	1.75%[4]
Lipper Pacific Region Funds Category Average[5]	13.34%	-4.74%	18.78%	-0.76%	1.39%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	2012					2011
	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total
Investor Class (MAPIX)	$0.06	n.a	n.a	n.a	n.a	$0.10	$0.11	$0.12	$0.03	$0.36
Institutional Class (MIPIX)	$0.06	n.a	n.a	n.a	n.a	$0.11	$0.12	$0.12	$0.03	$0.38

Note: This table does not include capital gains distributions. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

2.93% (Investor Class) 3.05% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 3/31/12, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 3.92%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 67 for index definition.

4  Calculated from 10/31/06.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

matthewsasia.com | 800.789.ASIA 15

Matthews Asia Dividend Fund  March 31, 2012

TOP TEN HOLDINGS6

	Country	% of Net Assets
Metcash, Ltd.	Australia	3.9%
Japan Tobacco, Inc.	Japan	3.7%
ITOCHU Corp.	Japan	3.3%
ORIX Corp.	Japan	3.1%
China Mobile, Ltd.	China/Hong Kong	3.0%
Cheung Kong Infrastructure Holdings, Ltd.	China/Hong Kong	2.8%
KT&G Corp.	South Korea	2.8%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	2.7%
HSBC Holdings PLC	United Kingdom	2.7%
NTT DoCoMo, Inc.	Japan	2.6%
% OF ASSETS IN TOP TEN		30.6%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

COUNTRY ALLOCATION (%)7

China/Hong Kong	28.2
Japan	22.4
Singapore	10.7
Australia	9.1
Taiwan	8.7
Thailand	6.1
South Korea	4.5
Indonesia	3.2
United Kingdom	2.7
Philippines	1.7
Malaysia	0.1
Cash and Other Assets, Less Liabilities	2.6

7  The United Kingdom is not included in the MSCI AC Asia Pacific Index.

SECTOR ALLOCATION (%)

Consumer Staples	21.3
Financials	18.4
Consumer Discretionary	14.4
Industrials	10.3
Telecommunication Services	9.4
Utilities	6.7
Information Technology	5.3
Energy	5.0
Health Care	4.9
Materials	1.7
Cash and Other Assets, Less Liabilities	2.6

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	49.0
Mid Cap ($1B–$5B)	26.7
Small Cap (under $1B)	21.7
Cash and Other Assets, Less Liabilities	2.6

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

16 MATTHEWS ASIA FUNDS

Matthews Asia Dividend Fund  March 31, 2012

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 97.1%

	Shares	Value
CHINA/HONG KONG: 28.2%
China Mobile, Ltd. ADR	1,463,300	$80,598,564
Cheung Kong Infrastructure Holdings, Ltd.	12,468,000	75,892,628
Shenzhou International Group Holdings, Ltd.	35,791,000	68,832,188
Television Broadcasts, Ltd.	8,815,000	59,513,808
China Shenhua Energy Co., Ltd. H Shares	12,600,000	53,295,544
Guangdong Investment, Ltd.	68,798,000	48,019,561
Cafe' de Coral Holdings, Ltd.	16,350,000	45,481,641
Yuexiu Transport Infrastructure, Ltd.	82,530,000	41,229,344
China Fishery Group, Ltd.[b]	44,432,000	41,008,504
The Link REIT	10,220,000	38,028,074
Jiangsu Expressway Co., Ltd. H Shares	38,944,000	37,643,232
Minth Group, Ltd.	31,741,000	36,782,544
Li Ning Co., Ltd.	28,461,000	30,303,801
Esprit Holdings, Ltd.	13,774,700	27,815,628
Sichuan Expressway Co., Ltd. H Shares†	69,682,000	25,236,638
Kingboard Laminates Holdings, Ltd.	52,379,500	24,779,684
Yip's Chemical Holdings, Ltd.	14,912,000	10,745,060
Other Investments		21,687,806
Total China/Hong Kong		766,894,249
JAPAN: 22.4%
Japan Tobacco, Inc.	17,900	101,322,191
ITOCHU Corp.	8,283,000	90,755,449
ORIX Corp.	879,140	84,464,076
NTT DoCoMo, Inc.	42,450	70,598,592
Pigeon Corp.†	1,501,800	56,062,371
Lawson, Inc.	815,100	51,348,732
Hisamitsu Pharmaceutical Co., Inc.	979,200	46,492,453
EPS Corp.†	14,592	32,221,860
Miraca Holdings, Inc.	813,200	31,846,348
Shinko Plantech Co., Ltd.†	3,050,200	26,105,341
Hokuto Corp.	848,200	17,898,565
Total Japan		609,115,978
SINGAPORE: 10.7%
Singapore Technologies Engineering, Ltd.	27,156,000	70,232,236
United Overseas Bank, Ltd.	3,475,000	50,748,861
Ascendas REIT	25,400,000	40,860,771
CapitaRetail China Trust, REIT†	40,153,000	39,485,822
ARA Asset Management, Ltd.	25,405,600	30,944,225
Ascendas India Trust†	46,280,000	30,584,967
Super Group, Ltd.	20,514,000	29,530,009
Total Singapore		292,386,891
AUSTRALIA: 9.1%
Metcash, Ltd.[c]	23,642,243	105,306,317
QBE Insurance Group, Ltd.	4,484,726	65,813,254
Coca-Cola Amatil, Ltd.	2,994,730	38,690,431
David Jones, Ltd.	14,887,739	37,383,594
Total Australia		247,193,596
	Shares	Value
TAIWAN: 8.7%
Taiwan Semiconductor Manufacturing Co., Ltd. ADR	4,005,040	$61,197,011
Johnson Health Tech Co., Ltd.†	12,602,100	39,156,596
TXC Corp.†	21,549,524	34,185,064
Chunghwa Telecom Co., Ltd. ADR	985,701	30,320,163
Taiwan Hon Chuan Enterprise Co., Ltd.	12,151,948	27,612,491
St. Shine Optical Co., Ltd.	1,611,000	20,951,066
Taiwan Semiconductor Manufacturing Co., Ltd.	4,646,469	13,358,487
CyberLink Corp.	3,451,973	10,792,357
Total Taiwan		237,573,235
THAILAND: 5.8%
Thai Beverage Public Co., Ltd.	240,437,000	62,281,417
PTT Exploration & Production Public Co., Ltd.	10,135,000	57,377,457
Tisco Financial Group Public Co., Ltd.	28,100,000	37,790,075
Total Thailand		157,448,949
SOUTH KOREA: 4.5%
KT&G Corp.	1,067,000	75,544,172
MegaStudy Co., Ltd.	232,984	24,016,564
Woongjin Thinkbig Co., Ltd.†	2,079,870	23,405,622
Total South Korea		122,966,358
INDONESIA: 3.2%
PT Perusahaan Gas Negara Persero	142,302,000	59,293,583
PT Telekomunikasi Indonesia Persero ADR	717,634	21,787,368
PT Telekomunikasi Indonesia Persero	9,036,500	6,927,296
Total Indonesia		88,008,247
UNITED KINGDOM: 2.7%
HSBC Holdings PLC ADR	1,673,791	74,299,583
Total United Kingdom		74,299,583
PHILIPPINES: 1.7%
Globe Telecom, Inc.	1,703,820	45,018,853
Total Philippines		45,018,853
MALAYSIA: 0.1%
Top Glove Corp. BHD	1,822,400	2,685,701
Total Malaysia		2,685,701
TOTAL COMMON EQUITIES		2,643,591,640
(Cost $2,471,843,864)

matthewsasia.com | 800.789.ASIA 17

Matthews Asia Dividend Fund  March 31, 2012

Schedule of Investmentsa (unaudited) (continued)

CLOSED-END INVESTMENT COMPANY: 0.3%

Value
THAILAND: 0.3%
Other Investments	$6,989,999
Total Thailand	6,989,999
TOTAL CLOSED-END INVESTMENT COMPANY	6,989,999
(Cost $6,894,329)
TOTAL INVESTMENTS: 97.4%	2,650,581,639
(Cost $2,478,738,193d)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.6%	71,918,279
NET ASSETS: 100.0%	$2,722,499,918

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Non-income producing security.

c  Illiquid security.

d  Cost for federal income tax purposes is $2,479,601,327 and net unrealized appreciation consists of:

Gross unrealized appreciation	$360,758,183
Gross unrealized depreciation	(189,777,871)
Net unrealized appreciation	$170,980,312

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

BHD  Berhad

REIT  Real Estate Investment Trust

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund's holdings, as information on particular holdings may have been withheld if it was in the Fund's interest to do so.

18 MATTHEWS ASIA FUNDS

ASIA GROWTH AND INCOME STRATEGIES

PORTFOLIO MANAGERS*

Jesper O. Madsen, CFA

Lead Manager

Yu Zhang, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MCDFX	MICDX
CUSIP	577125305	577130735
Inception	11/30/09	10/29/10
NAV	$11.50	$11.50
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.52%	1.31%
After Fee Waiver, Reimbursement and Recoupment	1.50%	n.a.

Portfolio Statistics

Total # of Positions	34
Net Assets	$30.3 million
Weighted Average Market Cap	$27.0 billion
Portfolio Turnover	22.31%[2]

Benchmark

MSCI China Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Total return with an emphasis on providing current income.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in income-paying equity securities of companies located in China and Taiwan. The Fund may also invest in convertible debt and equity securities. China includes its administrative and other districts, such as Hong Kong.

1  The Advisor has contractually agreed to waive Matthews China Dividend Fund's fees and reimburse expenses until at least August 31, 2013 to the extent needed to limit total annual operating expenses to 1.50%. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2011 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews China Dividend Fund

Portfolio Manager Commentary

For the quarter ending March 31, 2012, the Matthews China Dividend Fund gained 14.32% (Investor and Institutional Class), outperforming its benchmark, the MSCI China Index, which gained 9.92%.

Equity markets in the greater China region started the year with a strong rally, as investors became optimistic that China would adopt more accommodative policies to support its economic growth and manage a soft landing of its economy. However, the bullish sentiment quickly took a more cautious turn as the government unveiled a lower GDP growth target and the government's tightening measures on the real estate sector showed no signs of abating. This contributed to a sell-off toward the end of the quarter.

Two of the Fund's consumer discretionary sector holdings, Johnson Health Tech and Shenzhou International, were among the top contributors to performance during the quarter. Johnson Health Tech is a Taiwan-based fitness equipment manufacturer, which exports mainly to the U.S. and Europe. After historically focusing on the home-use segment, Johnson made the decision to enter the commercial market as the next leg of its growth. After investing for years in building its production capacity and distribution network, the firm finally started seeing positive returns on these investments last year. The high operating leverage inherent in Johnson's business model, coupled with strong top-line growth supported by new orders for its commercial equipment, drove the expansion of its profit margin, and resulted in significant earnings growth last year. With this expansion in earnings, we believe Johnson has the scope to grow its dividends going forward.

Shenzhou International is one of China's largest knitwear manufacturers. It is an original equipment manufacturing (OEM) supplier to mainly global brands with a customer list including names like Nike, Adidas and Uniqlo. Despite being in a mature textile industry, Shenzhou has been able to grow its business consistently over the last few years. The firm's distinctive competitive advantages include an integrated business model that results in significant production cost savings. Its strength in fabric research and development also enables the company to include more value-added content in its products and thereby charge higher prices to its OEM customers. As a key supply partner to brand owners that grew market share last year, Shenzhou also enjoyed rapid growth in its business. It delivered strong 2011 financial results and raised its dividend 39%.

Chunghwa Telecom was the main detractor to Fund performance during the quarter. While the defensiveness of Chunghwa's business model was appreciated by investors during market turmoil last year, the company's share performance suffered as investors shifted into more cyclical sectors this year. On the margin, the firm seemed to shift its focus away from returning capital to shareholders and instead to investment in non-core activities.

While we continue to position the portfolio defensively, our basic investment process of focusing on both current dividend yield and growth of future dividends has directed our research effort toward companies that have seen their share prices negatively impacted by the sentiment that China's economic growth will slow. These are often more cyclical businesses, with a competitive edge that enables them to enjoy leadership positions within their respective industries. We believe valuations of "quality cyclical" companies are attractive given their current dividend yield, and their long-term growth prospects.

Although persistent skepticism over China's ability to avert an economic hard landing still abounds, we believe certain sectors within the Chinese equity universe, such as industrials and consumer discretionary, look attractively priced today, representing opportunities for dividend-seeking investors.

*  As of April 27, 2012.

matthewsasia.com | 800.789.ASIA 19

PERFORMANCE AS OF MARCH 31, 2012

			Average Annual Total Returns
	3 Months	1 Year	Since Inception	Inception Date
Investor Class (MCDFX)	14.32%	-1.14%	8.91%	11/30/09
Institutional Class (MICDX)	14.32%	-0.96%	1.33%	10/29/10
MSCI China Index[3]	9.92%	-12.65%	-2.33%[4]
Lipper China Region Funds Category Average[5]	9.99%	-15.53%	-1.37%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

INCOME DISTRIBUTION HISTORY

	2012			2011
	June	December	Total	June	December	Total
Investor Class (MCDFX)	n.a	n.a	n.a	$0.15	$0.20	$0.35
Institutional Class (MICDX)	n.a	n.a	n.a	$0.17	$0.21	$0.38

Note: This table does not include capital gains distributions. For income distribution history, visit matthewsasia.com.

30-DAY YIELD:

2.50% (Investor Class) 2.60% (Institutional Class)

The 30-Day Yield represents net investment income earned by the Fund over the 30-day period ended 3/31/12, expressed as an annual percentage rate based on the Fund's share price at the end of the 30-day period. The 30-Day Yield should be regarded as an estimate of the Fund's rate of investment income, and it may not equal the Fund's actual income distribution rate.

Source: BNY Mellon Investment Servicing (US) Inc.

DIVIDEND YIELD: 4.02%

The dividend yield (trailing) for the portfolio is the weighted average sum of the dividend paid per share during the last 12 months divided by the current price. The annualized dividend yield for the Fund is for the equity-only portion of the portfolio. Please note that this is based on gross portfolio holdings and does not reflect the actual yield an investor in the Fund would receive. Past yields are no guarantee of future yields.

Source: FactSet Research Systems, Bloomberg, MICM

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 67 for index definition.

4  Calculated from 11/30/09.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

20 MATTHEWS ASIA FUNDS

Matthews China Dividend Fund  March 31, 2012

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Cafe' de Coral Holdings, Ltd.	Consumer Discretionary	4.2%
China Mobile, Ltd.	Telecommunication Services	4.0%
Johnson Health Tech Co., Ltd.	Consumer Discretionary	4.0%
HSBC Holdings PLC	Financials	4.0%
Taiwan Semiconductor Manufacturing Co., Ltd.	Information Technology	3.9%
Cheung Kong Infrastructure Holdings, Ltd.	Utilities	3.9%
Television Broadcasts, Ltd.	Consumer Discretionary	3.9%
Guangdong Investment, Ltd.	Utilities	3.8%
Minth Group, Ltd.	Consumer Discretionary	3.6%
Taiwan Hon Chuan Enterprise Co., Ltd.	Materials	3.6%
% OF ASSETS IN TOP TEN		38.9%

6  Holdings may combine more than one security from same issuer and related depositary receipts.

SECTOR ALLOCATION (%)

Consumer Discretionary	20.8
Financials	13.5
Information Technology	13.1
Industrials	12.2
Energy	8.7
Utilities	7.7
Materials	7.4
Consumer Staples	6.7
Telecommunication Services	6.1
Health Care	3.1
Cash and Other Assets, Less Liabilities	0.7

COUNTRY ALLOCATION (%)7

China/Hong Kong	69.6
Taiwan	22.7
United Kingdom	4.0
Singapore	3.0
Cash and Other Assets, Less Liabilities	0.7

7  The United Kingdom is not included in the MSCI AC Asia Pacific Index.

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	33.8
Mid Cap ($1B–$5B)	31.9
Small Cap (under $1B)	33.6
Cash and Other Assets, Less Liabilities	0.7

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 21

Matthews China Dividend Fund  March 31, 2012

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 99.3%

	Shares	Value
CONSUMER DISCRETIONARY: 20.8%
Auto Components: 5.3%
Minth Group, Ltd.	948,000	$1,098,574
Xinyi Glass Holdings, Ltd.	812,000	496,614
		1,595,188
Hotels, Restaurants & Leisure: 4.2%
Cafe' de Coral Holdings, Ltd.	458,000	1,274,042
Leisure Equipment & Products: 4.0%
Johnson Health Tech Co., Ltd.	388,425	1,206,894
Media: 3.8%
Television Broadcasts, Ltd.	173,000	1,167,996
Textiles, Apparel & Luxury Goods: 3.5%
Shenzhou International Group Holdings, Ltd.	549,000	1,055,820
Total Consumer Discretionary		6,299,940
FINANCIALS: 13.5%
Real Estate Investment Trusts: 6.2%
The Link REIT	257,500	958,144
CapitaRetail China Trust, REIT	930,000	914,547
		1,872,691
Commercial Banks: 4.0%
HSBC Holdings PLC ADR	27,000	1,198,530
Real Estate Management & Development: 3.3%
Swire Pacific, Ltd. A Shares	53,000	594,053
Other Investments		406,000
		1,000,053
Total Financials		4,071,274
INFORMATION TECHNOLOGY: 13.1%
Electronic Equipment, Instruments & Components: 6.9%
TXC Corp.	685,199	1,086,965
Kingboard Laminates Holdings, Ltd.	1,154,500	546,171
Digital China Holdings, Ltd.	222,000	441,664
		2,074,800
Semiconductors & Semiconductor Equipment: 3.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	413,000	1,187,365
Software: 2.3%
CyberLink Corp.	226,963	709,584
Total Information Technology		3,971,749
	Shares	Value
INDUSTRIALS: 12.2%
Transportation Infrastructure: 8.9%
Jiangsu Expressway Co., Ltd. H Shares	996,000	$962,733
Yuexiu Transport Infrastructure, Ltd.	1,282,000	640,446
China Merchants Holdings International Co., Ltd.	182,000	609,552
Sichuan Expressway Co., Ltd. H Shares	1,356,000	491,101
		2,703,832
Machinery: 3.3%
Other Investments		983,583
Total Industrials		3,687,415
ENERGY: 8.7%
Oil, Gas & Consumable Fuels: 8.7%
CNOOC, Ltd. ADR	5,250	1,072,523
China Petroleum & Chemical Corp. ADR	7,440	808,877
China Shenhua Energy Co., Ltd. H Shares	178,000	752,905
Total Energy		2,634,305
UTILITIES: 7.7%
Electric Utilities: 3.9%
Cheung Kong Infrastructure Holdings, Ltd.	195,000	1,186,964
Water Utilities: 3.8%
Guangdong Investment, Ltd.	1,636,000	1,141,894
Total Utilities		2,328,858
MATERIALS: 7.4%
Containers & Packaging: 3.6%
Taiwan Hon Chuan Enterprise Co., Ltd.	483,354	1,098,310
Chemicals: 2.3%
Yip's Chemical Holdings, Ltd.	950,000	684,536
Metals & Mining: 1.5%
Other Investments		460,780
Total Materials		2,243,626
CONSUMER STAPLES: 6.7%
Food Products: 6.7%
Vitasoy International Holdings, Ltd.	1,406,000	1,089,623
China Fishery Group, Ltd.[b]	1,001,000	923,873
Total Consumer Staples		2,013,496

22 MATTHEWS ASIA FUNDS

Matthews China Dividend Fund  March 31, 2012

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
TELECOMMUNICATION SERVICES: 6.1%
Wireless Telecommunication Services: 4.0%
China Mobile, Ltd. ADR	22,230	$1,224,428
Diversified Telecommunication Services: 2.1%
Chunghwa Telecom Co., Ltd. ADR	20,604	633,779
Total Telecommunication Services		1,858,207
HEALTH CARE: 3.1%
Health Care Equipment & Supplies: 3.1%
St. Shine Optical Co., Ltd.	72,000	936,361
Total Health Care		936,361
TOTAL INVESTMENTS: 99.3%		30,045,231
(Cost $29,068,361c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 0.7%		212,349
NET ASSETS: 100.0%		$30,257,580

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $29,068,361 and net unrealized appreciation consists of:

Gross unrealized appreciation	$3,897,884
Gross unrealized depreciation	(2,921,014)
Net unrealized appreciation	$976,870

ADR  American Depositary Receipt

REIT  Real Estate Investment Trust

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund's holdings, as information on particular holdings may have been withheld if it was in the Fund's interest to do so.

matthewsasia.com | 800.789.ASIA 23

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Taizo Ishida

Lead Manager

Sharat Shroff, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MPACX	MIAPX
CUSIP	577130867	577130776
Inception	10/31/03	10/29/10
NAV	$17.16	$17.20
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.19%	1.03%

Portfolio Statistics

Total # of Positions	65
Net Assets	$391.9 million
Weighted Average Market Cap	$14.9 billion
Portfolio Turnover	28.06%[2]

Benchmark

MSCI AC Asia Pacific Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia. The Fund may also invest in the convertible securities, of any duration or quality, of Asian companies.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2011 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Growth Fund

Portfolio Manager Commentary

For the quarter ended March 31, 2012, the Matthews Asia Growth Fund gained 11.86% (Investor Class) and 11.91% (Institutional Class), while its benchmark, the MSCI All Country Asia Pacific Index rose 12.08%.

Despite a slowdown in Asia's economy as a whole, and after a weak second half of 2011, the region's stock markets improved. Business sentiment improved partly due to stronger economic data coming out of the U.S. as well as signs of temporary relief for Europe's financial troubles. One notable event during the period was the weakening of Japan's yen against both the U.S. dollar and the euro. Following the Bank of Japan's announcement in mid-February that it would pursue a monetary easing policy, the yen began to notably depreciate. As a result of the weaker yen, Japan was one of the best-performing countries globally for the quarter. A willingness among investors to take on more risk drove up battered cyclical and financial stocks. Meanwhile defensive sectors, including consumer staples firms that the portfolio tends to favor, were left behind.

Fund performance was negatively affected by moderating growth in China, especially in such consumer staples holdings as Tingyi Holding, a dominant noodle and beverage maker, and Lianhua Supermarket Holdings, which operates nearly 4,000 supermarkets, hypermarkets and convenience stores throughout China. While sales have not greatly declined, margin pressure has risen along with the cost of doing business in China.

China's travel and leisure industries were also weak during the quarter, facing additional margin pressure due to a tougher competitive landscape. The increased competition impacted such holdings as Ctrip.com International, China's largest online travel agency. Ctrip.com recently increased spending to acquire new customers as smaller but still prominent competitors seek to lure away travelers with special offers. We continue to hold Ctrip.com as we believe the firm has a solid business model that should serve it well over the long term.

During the quarter, our casino holdings did very well. Earnings were strong for both NagaCorp of Cambodia and Sands China in Macau, and prospects continue to look good. NagaCorp, operates Phnom Penh's only hotel casino resort, and holds a 70-year government concession to run the facility. As Cambodia has enjoyed more political stability in recent years, tourism has risen and estimates project further growth in this area over the near term.

Fast Retailing, was among several of the portfolio's Japanese holdings to post strong performance during the quarter. The firm, which sells affordable casual clothing through its chain of Uniqlo retail stores is accelerating its overseas expansion with plans to open more than 200 stores globally each year for the next several years. Its global flagship store on New York's Fifth Avenue and megastore in mid-town New York opened late last year to an enthusiastic reception.

During the quarter, we made some significant changes to the portfolio, consolidating from 71 to 65 holdings. At the beginning of the year, we replaced Hyundai Motor, a major Korean exporter with Japanese exporters such as Toyota Motor and Fuji Heavy Industries, two of our largest holdings. We added Hyundai about three years ago and in that time Korean auto firms such as Hyundai have seen success from improved product launches combined with a weaker currency (compared to the yen). However, we believed the time had come to take profits and exit our position in Hyundai in exchange for Japanese auto companies, which have regained their footing since the earthquake and tsunami devastated northeastern Japan last year. Japan's automakers have also begun showing signs of recovery from the previously strong yen as well as from production issues that arose from flooding in Thailand late last year.

While a number of scheduled elections throughout the region may bring political uncertainty and risk; high oil prices may continue to pose a looming inflation threat; Europe's economic outlook remains unresolved; and higher investor expectations for a U.S. economic recovery may add to risk, we will continue to focus on our long-held approach of bottom-up stock selection.

24 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF MARCH 31, 2012

			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	Since Inception	Inception Date
Investor Class (MPACX)	11.86%	-0.35%	25.60%	4.90%	9.89%	10/31/03
Institutional Class (MIAPX)	11.91%	-0.18%	n.a.	n.a.	0.37%	10/29/10
MSCI AC Asia Pacific Index[3]	12.08%	-4.02%	19.15%	-0.08%	7.59%[4]
Lipper Pacific Region Funds Category Average[5]	13.34%	-4.74%	18.78%	-0.76%	7.33%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 67 for index definition.

4  Calculated from 10/31/03.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Country	% of Net Assets
ORIX Corp.	Japan	3.8%
Toyota Motor Corp.	Japan	3.1%
Fuji Heavy Industries, Ltd.	Japan	2.9%
Mitsui & Co., Ltd.	Japan	2.7%
Nidec Corp.	Japan	2.6%
Rakuten, Inc.	Japan	2.4%
Oil Search, Ltd.	Australia	2.4%
Sysmex Corp.	Japan	2.3%
PT Bank Rakyat Indonesia Persero	Indonesia	2.3%
Rinnai Corp.	Japan	2.2%
% OF ASSETS IN TOP TEN		26.7%

COUNTRY ALLOCATION (%)

Japan	32.4
China/Hong Kong	25.7
Thailand	7.0
India	6.4
Indonesia	6.0
Australia	5.0
Taiwan	4.1
Singapore	3.7
Vietnam	2.2
Cambodia	2.1
Sri Lanka	1.8
South Korea	1.1
Malaysia	1.1
Cash and Other Assets, Less Liabilities	1.4

SECTOR ALLOCATION (%)

Consumer Discretionary	28.3
Financials	16.4
Industrials	15.7
Health Care	12.2
Consumer Staples	11.9
Information Technology	7.5
Energy	3.7
Materials	2.9
Cash and Other Assets, Less Liabilities	1.4

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	53.0
Mid Cap ($1B–$5B)	28.6
Small Cap (under $1B)	17.0
Cash and Other Assets, Less Liabilities	1.4

6  Holdings may combine more than one security from same issuer and related depositary receipts.

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 25

Matthews Asia Growth Fund  March 31, 2012

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 98.6%

	Shares	Value
JAPAN: 32.4%
ORIX Corp.	153,890	$14,785,104
Toyota Motor Corp.	275,500	11,987,585
Fuji Heavy Industries, Ltd.	1,377,000	11,246,141
Mitsui & Co., Ltd.	633,000	10,447,212
Nidec Corp.	109,400	10,001,888
Rakuten, Inc.	9,059	9,495,670
Sysmex Corp.	222,100	9,023,208
Rinnai Corp.	117,500	8,498,107
FANUC Corp.	38,500	6,895,934
Kakaku.com, Inc.	244,900	6,414,843
Fast Retailing Co., Ltd.	27,300	6,263,479
Komatsu, Ltd.	188,900	5,431,720
Asahi Group Holdings, Ltd.	201,200	4,471,178
Otsuka Holdings Co., Ltd.	137,900	4,087,986
Pigeon Corp.	107,200	4,001,789
Other Investments		4,040,281
Total Japan		127,092,125
CHINA/HONG KONG: 25.7%
Sinopharm Group Co., Ltd. H Shares	2,836,800	7,936,180
Sands China, Ltd.	1,692,400	6,608,243
Dairy Farm International Holdings, Ltd.	602,454	6,326,980
Sany Heavy Equipment International Holdings Co., Ltd.	7,862,000	5,944,577
China Kanghui Holdings, Inc. ADR[b]	305,800	5,813,258
Dongfeng Motor Group Co., Ltd. H Shares	3,184,000	5,771,714
Tingyi (Cayman Islands) Holding Corp.	1,888,000	5,453,427
China Lodging Group, Ltd. ADS[b]	453,600	5,302,584
Hang Lung Group, Ltd.	782,000	5,073,559
Shangri-La Asia, Ltd.	2,270,666	4,981,624
Kingdee International Software Group Co., Ltd.	20,269,600	4,893,296
Spreadtrum Communications, Inc. ADR	293,000	4,834,500
Lianhua Supermarket Holdings Co., Ltd. H Shares	4,165,000	4,726,168
China Vanke Co., Ltd. B Shares	3,789,587	4,515,273
Haitian International Holdings, Ltd.	3,980,000	4,448,477
Shandong Weigao Group Medical Polymer Co., Ltd. H Shares	3,804,000	4,360,195
Shenzhou International Group Holdings, Ltd.	2,259,000	4,344,442
Ctrip.com International, Ltd. ADR[b]	188,000	4,068,320
EVA Precision Industrial Holdings, Ltd.	19,492,000	3,622,943
Hong Kong Exchanges and Clearing, Ltd.	90,000	1,514,732
Total China/Hong Kong		100,540,492
THAILAND: 7.0%
Major Cineplex Group Public Co., Ltd.	11,921,000	6,943,712
Siam Commercial Bank Public Co., Ltd.	1,264,400	5,890,084
SVI Public Co., Ltd.	47,651,300	5,399,988
Banpu Public Co., Ltd.	261,150	5,142,093
SNC Former Public Co., Ltd.	4,457,900	4,223,661
Total Thailand		27,599,538
	Shares	Value
INDIA: 6.4%
Emami, Ltd.	866,979	$6,883,927
HDFC Bank, Ltd.	627,431	6,395,428
Castrol India, Ltd.	419,477	4,415,276
Sun TV Network, Ltd.	646,460	3,862,125
Sun Pharmaceutical Industries, Ltd.	313,520	3,508,080
Multi Commodity Exchange of India, Ltd.[b]	1,857	46,302
Total India		25,111,138
INDONESIA: 6.0%
PT Bank Rakyat Indonesia Persero	11,610,500	8,848,506
PT Indofood CBP Sukses Makmur	13,349,000	7,970,972
PT Astra International	842,500	6,816,861
Total Indonesia		23,636,339
AUSTRALIA: 5.0%
Oil Search, Ltd.	1,305,704	9,448,384
CSL, Ltd.	137,045	5,103,332
BHP Billiton, Ltd.	136,800	4,931,598
Total Australia		19,483,314
TAIWAN: 4.1%
St. Shine Optical Co., Ltd.	624,000	8,115,124
Synnex Technology International Corp.	3,133,000	7,800,623
Total Taiwan		15,915,747
SINGAPORE: 3.7%
Keppel Land, Ltd.	2,204,000	6,097,715
CapitaCommercial Trust, REIT	5,038,000	4,891,183
Goodpack, Ltd.	2,564,000	3,621,411
Total Singapore		14,610,309
VIETNAM: 2.2%
Vietnam Dairy Products JSC	1,564,020	6,901,025
Saigon Securities, Inc.	2,168,300	1,912,713
Total Vietnam		8,813,738
CAMBODIA: 2.1%
NagaCorp, Ltd.	17,812,000	8,098,588
Total Cambodia		8,098,588
SRI LANKA: 1.8%
John Keells Holdings PLC	4,298,200	6,929,907
Total Sri Lanka		6,929,907
MALAYSIA: 1.1%
Parkson Holdings BHD	2,515,469	4,408,856
Total Malaysia		4,408,856

26 MATTHEWS ASIA FUNDS

Matthews Asia Growth Fund  March 31, 2012

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
SOUTH KOREA: 1.1%
Kiwoom Securities Co., Ltd.	67,641	$4,242,017
Total South Korea		4,242,017
TOTAL INVESTMENTS: 98.6%		386,482,108
(Cost $308,817,039c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.4%		5,427,586
NET ASSETS: 100.0%		$391,909,694

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $308,817,042 and net unrealized appreciation consists of:

Gross unrealized appreciation	$90,156,685
Gross unrealized depreciation	(12,491,619)
Net unrealized appreciation	$77,665,066

ADR  American Depositary Receipt

ADS  American Depositary Share

BHD  Berhad

JSC  Joint Stock Co.

REIT  Real Estate Investment Trust

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund's holdings, as information on particular holdings may have been withheld if it was in the Fund's interest to do so.

matthewsasia.com | 800.789.ASIA 27

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Sharat Shroff, CFA

Lead Manager

Mark W. Headley

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAPTX	MIPTX
CUSIP	577130107	577130834
Inception	9/12/94	10/29/10
NAV	$22.55	$22.56
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.11%	0.95%

Portfolio Statistics

Total # of Positions	71
Net Assets	$5.7 billion
Weighted Average Market Cap	$21.3 billion
Portfolio Turnover	10.51%[2]

Benchmark

MSCI AC Asia ex Japan Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia, excluding Japan.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2011 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Pacific Tiger Fund

Portfolio Manager Commentary

For the quarter ending March 31, 2012, the Matthews Pacific Tiger Fund returned 10.92% (Investor Class) and 11.03% (Institutional Class) while its benchmark, the MSCI All Country Asia ex Japan Index, gained 13.76%. Asian equities staged a partial recovery on the back of easing global liquidity, and some early signs of stabilizing economic fundamentals, particularly in such developed economies as the United States. As a result, some of the stocks in such sectors as industrials, which experienced sharp declines last year, posted strong gains in the first quarter. Consequently, our underweight in industrials was one of the factors behind the Fund's underperformance in the first quarter.

While we added to industrial holdings in India over the past year, our relative allocation to this sector versus to the benchmark has been light. By contrast, the portfolio held a larger allocation to service-oriented areas, including consumer-related sectors that we believe are driven more by the business acumen of management teams, rather than, for example, by frequent injections of capital.

Another significant reason for the Fund's relative underperformance was our holdings in South Korea. In recent periods, the Korean government has become rather active in micro-managing price levels across a broad basket of goods and services, such as insurance and health care, which impacted some Fund holdings. Separately, we exited a relatively newer holding in the portfolio, Himart, a leading South Korean home appliance retailer. While Himart's operational performance continues to be encouraging, in recent months the divisions within its board, and between members of senior management have become more entrenched. It became our view that this might hinder the progress of the company. We held a somewhat modestly sized position at the time we sold off the stock.

During the past year, we have also added to select infrastructure-related Indian equities, particularly as valuations became increasingly attractive toward the second half of 2011. Some of these equities have partly recovered from last year's decline but future performance is likely to be predicated on the resolution of some of the regulatory bottlenecks that have long been an overhang on the sector. We also continue to see opportunities within small to medium enterprises (SMEs), particularly in China despite the challenges they have faced over the past few years. For SMEs that strayed from their core businesses, the demanding times have come as a rude awakening. For many of those that remained disciplined, there appear to be opportunities to gain market share. Following our recent trips to the country, we are increasingly convinced that SMEs continue to make up some of the most vibrant segments of China's economy, and offer an attractive way to participate in the difficult rebalancing of economic growth that is currently underway in the country.

We believe that confidence is gradually returning among companies and consumers although there is still some wariness about the direction of both the global economy and inflation, which could again become a threat. In our view, in spite of the appreciation in equity prices this year, valuations remain at attractive levels. Furthermore, the progression in earnings revisions may get some boost from a relatively more accommodative monetary cycle, and perhaps lower commodity prices. The near-term business environment may also become more favorable. However, we remain focused on finding businesses that can deliver appreciation in shareholder value across cycles.

28 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF MARCH 31, 2012

			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MAPTX)	10.92%	-0.85%	29.43%	8.86%	14.78%	9.05%	9/12/94
Institutional Class (MIPTX)	11.03%	-0.66%	n.a.	n.a.	n.a.	-0.59%	10/29/10
MSCI AC Asia ex Japan Index[3]	13.76%	-6.79%	24.70%	5.34%	11.84%	3.88%[4]
Lipper Pacific ex Japan Funds Category Average[5]	12.87%	-7.30%	24.72%	4.33%	11.14%	4.04%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 67 for index definition.

4  Calculated from 8/31/94.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Country	% of Net Assets
Genting BHD	Malaysia	2.8%
SM Prime Holdings, Inc.	Philippines	2.6%
Bank of Ayudhya Public Co., Ltd.	Thailand	2.6%
Ping An Insurance Group Co. of China, Ltd.	China/Hong Kong	2.4%
Dairy Farm International Holdings, Ltd.	China/Hong Kong	2.4%
PT Perusahaan Gas Negara Persero	Indonesia	2.4%
Samsung Electronics Co., Ltd.	South Korea	2.4%
Dongbu Insurance Co., Ltd.	South Korea	2.2%
Central Pattana Public Co., Ltd.	Thailand	2.1%
Tata Power Co., Ltd.	India	2.1%
% OF ASSETS IN TOP TEN		24.0%

COUNTRY ALLOCATION (%)

China/Hong Kong	32.1
India	15.4
South Korea	14.7
Indonesia	8.9
Taiwan	8.3
Thailand	7.1
Malaysia	5.2
Philippines	2.6
Singapore	2.4
Vietnam	0.9
Cash and Other Assets, Less Liabilities	2.4

SECTOR ALLOCATION (%)

Financials	31.2
Consumer Discretionary	16.7
Information Technology	15.5
Consumer Staples	14.5
Health Care	6.3
Utilities	5.5
Telecommunication Services	3.3
Energy	1.9
Industrials	1.5
Materials	1.2
Cash and Other Assets, Less Liabilities	2.4

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	69.4
Mid Cap ($1B–$5B)	26.8
Small Cap (under $1B)	1.4
Cash and Other Assets, Less Liabilities	2.4

6  Holdings may combine more than one security from same issuer and related depositary receipts.

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 29

Matthews Pacific Tiger Fund  March 31, 2012

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 97.6%

	Shares	Value
CHINA/HONG KONG: 32.1%
Ping An Insurance Group Co. of China, Ltd. H Shares	18,229,500	$137,779,845
Dairy Farm International Holdings, Ltd.	12,901,446	135,491,167
Hang Lung Group, Ltd.	18,314,000	118,819,899
China Mobile, Ltd. ADR	2,063,150	113,638,302
Sinopharm Group Co., Ltd. H Shares	34,592,800	96,776,191
Lenovo Group, Ltd.	105,568,000	95,236,867
Digital China Holdings, Ltd.	45,517,000	90,555,088
Tingyi (Cayman Islands) Holding Corp.	30,096,000	86,931,315
Li & Fung, Ltd.	35,302,000	80,790,754
Hengan International Group Co., Ltd.	7,996,000	80,660,280
China Resources Land, Ltd.	44,726,000	77,322,603
Baidu, Inc. ADR[b]	497,700	72,549,729
Shangri-La Asia, Ltd.	31,457,333	69,014,376
New Oriental Education & Technology Group, Inc. ADR[b]	2,427,600	66,661,896
China Resources Enterprise, Ltd.	18,852,000	65,823,402
Hong Kong Exchanges and Clearing, Ltd.	3,664,500	61,674,842
Swire Pacific, Ltd. A Shares	5,433,500	60,901,687
China Vanke Co., Ltd. B Shares	48,875,258	58,234,607
Tencent Holdings, Ltd.	2,011,900	56,161,136
Dongfeng Motor Group Co., Ltd. H Shares	30,440,000	55,179,327
Ctrip.com International, Ltd. ADR[b]	2,190,350	47,399,174
China Merchants Bank Co., Ltd. H Shares	22,182,350	45,340,637
Swire Properties, Ltd.[b]	3,803,450	9,452,851
Other Investments		37,090,506
Total China/Hong Kong		1,819,486,481
INDIA: 15.4%
Tata Power Co., Ltd.	60,435,510	119,900,873
ITC, Ltd.	21,185,000	94,322,645
Kotak Mahindra Bank, Ltd.	8,767,491	93,919,863
Housing Development Finance Corp.	6,860,685	90,698,156
HDFC Bank, Ltd.	8,635,920	88,026,257
Sun Pharmaceutical Industries, Ltd.	7,676,815	85,898,456
Titan Industries, Ltd.	13,593,760	60,957,137
Container Corp. of India, Ltd.	3,188,081	59,689,620
Dabur India, Ltd.	25,308,038	52,947,816
Infosys, Ltd.	848,401	47,642,221
Sun TV Network, Ltd.	4,763,094	28,455,999
Larsen & Toubro, Ltd.	1,094,599	28,128,304
Infosys, Ltd. ADR	219,611	12,524,415
HDFC Bank, Ltd. ADR	319,500	10,894,950
Total India		874,006,712
	Shares	Value
SOUTH KOREA: 14.7%
Samsung Electronics Co., Ltd.	119,904	$135,258,283
Dongbu Insurance Co., Ltd.	2,876,690	124,456,538
Cheil Worldwide, Inc.†	5,916,350	94,699,002
Hyundai Mobis	352,719	89,526,338
Green Cross Corp.†	704,049	78,731,259
NHN Corp.	328,268	75,343,832
Amorepacific Corp.	67,652	71,400,029
POSCO	195,584	65,586,843
Yuhan Corp.†	584,138	60,885,359
MegaStudy Co., Ltd.†	396,412	40,863,124
Total South Korea		836,750,607
INDONESIA: 8.9%
PT Perusahaan Gas Negara Persero	324,646,500	135,271,847
PT Astra International	14,665,230	118,659,747
PT Bank Central Asia	115,688,500	101,243,642
PT Indofood CBP Sukses Makmur	125,570,500	74,980,811
PT Telekomunikasi Indonesia Persero	80,460,500	61,680,260
PT Telekomunikasi Indonesia Persero ADR	375,700	11,406,252
Total Indonesia		503,242,559
TAIWAN: 8.3%
Synnex Technology International Corp.	46,897,354	116,766,216
Delta Electronics, Inc.	39,446,000	116,104,374
President Chain Store Corp.	19,439,608	108,443,408
Yuanta Financial Holding Co., Ltd.[b]	133,911,782	69,904,228
Taiwan Semiconductor Manufacturing Co., Ltd.	20,423,513	58,717,112
Total Taiwan		469,935,338
THAILAND: 7.1%
Bank of Ayudhya Public Co., Ltd.	163,168,600	145,275,357
Central Pattana Public Co., Ltd.	81,096,100	121,120,022
PTT Exploration & Production Public Co., Ltd.	19,525,000	110,537,232
Other Investments		28,471,550
Total Thailand		405,404,161
MALAYSIA: 5.2%
Genting BHD	45,315,500	160,428,881
Public Bank BHD	22,511,386	100,283,893
Top Glove Corp. BHD	25,175,960	37,102,232
Total Malaysia		297,815,006
PHILIPPINES: 2.6%
SM Prime Holdings, Inc.	373,559,417	147,014,045
Total Philippines		147,014,045

30 MATTHEWS ASIA FUNDS

Matthews Pacific Tiger Fund  March 31, 2012

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
SINGAPORE: 2.4%
Keppel Land, Ltd.	27,962,000	$77,361,303
Hyflux, Ltd.†	48,535,280	57,848,085
Total Singapore		135,209,388
VIETNAM: 0.9%
Vietnam Dairy Products JSC	11,807,545	52,099,185
Total Vietnam		52,099,185
TOTAL INVESTMENTS: 97.6%		5,540,963,482
(Cost $4,143,380,274c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.4%		134,229,296
NET ASSETS: 100.0%		$5,675,192,778

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $4,144,642,876 and net unrealized appreciation consists of:

Gross unrealized appreciation	$1,580,106,873
Gross unrealized depreciation	(183,786,267)
Net unrealized appreciation	$1,396,320,606

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

BHD  Berhad

JSC  Joint Stock Co.

NVDR  Non-voting Depositary Receipt

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund's holdings, as information on particular holdings may have been withheld if it was in the Fund's interest to do so.

matthewsasia.com | 800.789.ASIA 31

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Henry Zhang, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MCHFX	MICFX
CUSIP	577130701	577130818
Inception	2/19/98	10/29/10
NAV	$23.44	$23.43
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.13%	0.96%

Portfolio Statistics

Total # of Positions	61
Net Assets	$2.4 billion
Weighted Average Market Cap	$30.5 billion
Portfolio Turnover	8.43%[2]

Benchmark

MSCI China Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in China and Taiwan. China includes its administrative and other districts, such as Hong Kong.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2011 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews China Fund

Portfolio Manager Commentary

For the quarter ended March 31, 2012, the Matthews China Fund gained 8.97% (Investor Class) and 9.03% (Institutional Class), slightly underperforming its benchmark, the MSCI China Index, which gained 9.92%. Although China experienced a strong overall market rally, volatility among Chinese equities remained high. For the first two months of the year, stocks posted strong performance as investors were encouraged by signs of easing monetary policy and an improved global economic outlook. Relatively attractive stock valuations were also a key factor in the market rally. However, the stock market pulled back in March as China released weaker-than-expected economic data, and investors began to worry once again about a hard landing.

The most important economic event during the quarter was the continued decline of inflation in China. This decline was in line with government expectations, which allowed the authorities to shift the monetary policy toward further easing. During the first quarter, the central bank cut the bank reserve ratio by 50 basis points (0.50%)—its second cut since November.

By sector, the Fund benefited most from holdings in consumer discretionary and information technology, both of which were overweight versus the benchmark. Hotel, casino and education-related companies continued to post strong growth and momentum. Conversely, consumer staples holdings were among the biggest detractors to Fund performance and we maintain an overweight in this sector. While some service-related consumer stocks performed well during the quarter, we continued to see an overall slowdown of retail activity within the country. Department stores, supermarkets, apparel makers and airlines have all reported weak sales data over the past two quarters. We believe the tighter economic policy that China carried out for most of last year was the main cause.

We made no major changes to the portfolio during the quarter. However, we initiated a position in China Mengniu Dairy, a producer of milk, ice cream and yogurt, and one of China's largest dairy companies. China's dairy industry is one in which we believe long-term growth potential is strong. The industry famously underwent some product safety and quality issues some years back and is still under consolidation as a result. We believe that, as a leader in the field, Mengniu should benefit from further industry consolidation.

Since late last year, the issue of China's financial reforms has dominated headlines. Investor concerns in this area have centered on local government funding vehicles. During the first quarter, we dedicated time on a research trip to further evaluate this financing platform, and found assurance in the legitimacy of some of the projects funded via this channel. The projects had reasonable cash flow for debt repayment, and we found that new lending through these vehicles was reasonably limited.

Although there are signs of stabilization in property markets throughout many Chinese cities, monetary tightening polices should continue to be in place for some time. Property markets may still come under pressure, but it appears that leverage in the property market is very low. Despite some persistent skepticism amongst commentators, overall, we continue to believe that a hard landing in China is unlikely and economic activities will gain momentum as monetary policies gradually ease.

32 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF MARCH 31, 2012

			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MCHFX)	8.97%	-10.68%	20.76%	8.90%	15.53%	11.44%	2/19/98
Institutional Class (MICFX)	9.03%	-10.56%	n.a.	n.a.	n.a.	-9.28%	10/29/10
MSCI China Index[3]	9.92%	-12.65%	14.78%	5.09%	16.66%	3.04%[4]
Lipper China Region Funds Category Average[5]	9.99%	-15.53%	15.89%	2.19%	11.12%	8.08%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 67 for index definition.

4  Calculated from 2/28/98.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
China Mobile, Ltd.	Telecommunication Services	3.8%
Digital China Holdings, Ltd.	Information Technology	3.0%
Cheung Kong Infrastructure Holdings, Ltd.	Utilities	3.0%
Tingyi (Cayman Islands) Holding Corp.	Consumer Staples	2.6%
China Life Insurance Co., Ltd.	Financials	2.5%
Li & Fung, Ltd.	Consumer Discretionary	2.5%
Ping An Insurance Group Co. of China, Ltd.	Financials	2.4%
New Oriental Education & Technology Group, Inc.	Consumer Discretionary	2.4%
Golden Eagle Retail Group, Ltd.	Consumer Discretionary	2.3%
Hong Kong & China Gas Co., Ltd.	Utilities	2.3%
% OF ASSETS IN TOP TEN		26.8%

SECTOR ALLOCATION (%)

Consumer Discretionary	22.7
Financials	20.6
Information Technology	13.0
Consumer Staples	12.5
Industrials	8.7
Energy	7.0
Utilities	6.0
Telecommunication Services	5.6
Health Care	3.8
Cash and Other Assets, Less Liabilities	0.1

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	72.7
Mid Cap ($1B–$5B)	24.1
Small Cap (under $1B)	3.1
Cash and Other Assets, Less Liabilities	0.1

6  Holdings may combine more than one security from same issuer and related depositary receipts.

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 33

Matthews China Fund  March 31, 2012

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: CHINA/HONG KONG: 99.9%

	Shares	Value
CONSUMER DISCRETIONARY: 22.7%
Hotels, Restaurants & Leisure: 7.9%
Cafe' de Coral Holdings, Ltd.	18,286,100	$50,867,390
Sands China, Ltd.	11,729,200	45,798,515
Shangri-La Asia, Ltd.	18,365,400	40,291,929
Home Inns & Hotels Management, Inc. ADR[b]	1,142,546	29,146,348
Ctrip.com International, Ltd. ADR[b]	1,032,000	22,332,480
		188,436,662
Multiline Retail: 3.5%
Golden Eagle Retail Group, Ltd.	21,575,000	55,267,618
Parkson Retail Group, Ltd.	24,247,500	27,832,451
		83,100,069
Distributors: 2.5%
Li & Fung, Ltd.	25,750,400	58,931,342
Diversified Consumer Services: 2.4%
New Oriental Education & Technology Group, Inc. ADR[b]	2,060,800	56,589,568
Automobiles: 2.0%
Dongfeng Motor Group Co., Ltd. H Shares	26,502,000	48,040,819
Specialty Retail: 1.9%
Belle International Holdings, Ltd.	25,710,000	46,270,395
Textiles, Apparel & Luxury Goods: 1.3%
Ports Design, Ltd.[c]	14,983,500	17,816,850
Li Ning Co., Ltd.	12,019,000	12,797,210
		30,614,060
Media: 1.2%
Television Broadcasts, Ltd.	4,082,000	27,559,315
Total Consumer Discretionary		539,542,230
FINANCIALS: 20.6%
Real Estate Management & Development: 7.3%
Hang Lung Group, Ltd.	8,308,000	53,901,699
China Vanke Co., Ltd. B Shares	37,690,868	44,908,466
China Resources Land, Ltd.	24,990,000	43,202,877
Swire Pacific, Ltd. A Shares	2,411,500	27,029,432
Swire Properties, Ltd.[b]	1,688,050	4,195,371
		173,237,845
Commercial Banks: 6.7%
China Merchants Bank Co., Ltd. H Shares	24,978,114	51,055,168
China Construction Bank Corp. H Shares	51,366,660	39,645,777
BOC Hong Kong Holdings, Ltd.	13,980,500	38,579,486
Agricultural Bank of China, Ltd. H Shares	71,103,000	30,492,960
		159,773,391
	Shares	Value
Insurance: 4.9%
Ping An Insurance Group Co. of China, Ltd. H Shares	7,518,000	$56,821,574
China Life Insurance Co., Ltd. H Shares	16,808,000	43,656,191
China Life Insurance Co., Ltd. ADR	397,100	15,435,277
		115,913,042
Diversified Financial Services: 1.7%
Hong Kong Exchanges and Clearing, Ltd.	2,395,600	40,318,803
Total Financials		489,243,081
INFORMATION TECHNOLOGY: 13.0%
Internet Software & Services: 4.3%
Tencent Holdings, Ltd.	1,391,800	38,851,369
NetEase.com, Inc. ADR[b]	600,900	34,912,290
Sina Corp.[b]	433,300	28,164,500
		101,928,159
Electronic Equipment, Instruments & Components: 3.0%
Digital China Holdings, Ltd.	35,645,000	70,914,958
Computers & Peripherals: 2.3%
Lenovo Group, Ltd.	59,544,000	53,716,884
Communications Equipment: 2.2%
ZTE Corp. H Shares	19,345,104	52,149,615
Software: 1.2%
Kingdee International Software Group Co., Ltd.	123,524,800	29,820,195
Total Information Technology		308,529,811
CONSUMER STAPLES: 12.5%
Food Products: 4.8%
Tingyi (Cayman Islands) Holding Corp.	21,507,000	62,122,268
China Mengniu Dairy Co., Ltd.	9,651,000	28,360,937
China Yurun Food Group, Ltd.	16,111,000	22,951,972
		113,435,177
Food & Staples Retailing: 3.6%
China Resources Enterprise, Ltd.	11,894,000	41,528,938
Lianhua Supermarket Holdings Co., Ltd. H Shares†	28,947,800	32,848,062
Sun Art Retail Group, Ltd.[b]	9,443,000	12,809,910
		87,186,910
Household & Personal Products: 2.2%
Hengan International Group Co., Ltd.	5,167,500	52,127,563
Beverages: 1.9%
Tsingtao Brewery Co., Ltd. H Shares	8,241,000	44,567,030
Total Consumer Staples		297,316,680

34 MATTHEWS ASIA FUNDS

Matthews China Fund  March 31, 2012

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES: CHINA/HONG KONG (continued)

	Shares	Value
INDUSTRIALS: 8.7%
Machinery: 3.5%
CSR Corp., Ltd. H Shares	51,450,000	$35,133,813
Sany Heavy Equipment International Holdings Co., Ltd.	34,230,500	25,882,200
China National Materials Co., Ltd. H Shares	55,910,000	22,691,718
		83,707,731
Transportation Infrastructure: 2.8%
China Merchants Holdings International Co., Ltd.	12,340,581	41,330,921
Yuexiu Transport Infrastructure, Ltd.	50,775,000	25,365,563
		66,696,484
Airlines: 1.3%
Air China, Ltd. H Shares	45,027,900	31,188,667
Industrial Conglomerates: 1.1%
NWS Holdings, Ltd.	16,914,914	25,977,875
Total Industrials		207,570,757
ENERGY: 7.0%
Oil, Gas & Consumable Fuels: 5.4%
CNOOC, Ltd.	23,093,000	47,270,747
China Shenhua Energy Co., Ltd. H Shares	10,233,500	43,285,710
China Petroleum & Chemical Corp. (Sinopec) H Shares	36,070,000	39,272,325
		129,828,782
Energy Equipment & Services: 1.6%
China Oilfield Services, Ltd. H Shares	26,168,000	37,636,472
Total Energy		167,465,254
UTILITIES: 6.0%
Electric Utilities: 3.0%
Cheung Kong Infrastructure Holdings, Ltd.	11,622,500	70,746,075
Gas Utilities: 2.3%
Hong Kong & China Gas Co., Ltd.	21,527,218	55,231,112
Independent Power Producers & Energy Traders: 0.7%
China Longyuan Power Group Corp. H Shares	20,724,000	17,400,666
Total Utilities		143,377,853
TELECOMMUNICATION SERVICES: 5.6%
Wireless Telecommunication Services: 3.8%
China Mobile, Ltd.	5,666,583	62,398,021
China Mobile, Ltd. ADR	522,300	28,768,284
		91,166,305
Diversified Telecommunication Services: 1.8%
China Communications Services Corp., Ltd. H Shares	85,864,800	41,497,072
Total Telecommunication Services		132,663,377
	Shares	Value
HEALTH CARE: 3.8%
Health Care Equipment & Supplies: 2.0%
Mindray Medical International, Ltd. ADR	1,407,968	$46,420,705
Health Care Providers & Services: 1.8%
Sinopharm Group Co., Ltd. H Shares	15,334,800	42,900,359
Total Health Care		89,321,064
TOTAL INVESTMENTS: 99.9%		2,375,030,107
(Cost $1,959,383,189d)
CASH AND OTHER ASSETS, LESS LIABILITIES: 0.1%		2,755,154
NET ASSETS: 100.0%		$2,377,785,261

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Non-income producing security.

c  Illiquid security.

d  Cost for federal income tax purposes is $1,961,627,737 and net unrealized appreciation consists of:

Gross unrealized appreciation	$557,805,714
Gross unrealized depreciation	(144,403,344)
Net unrealized appreciation	$413,402,370

†  Affiliated Issuer, as defined under the Investment Company Act of 1940 (ownership of 5% or more of the outstanding voting securities of this issuer)

ADR  American Depositary Receipt

See accompanying notes to schedules of investments.

matthewsasia.com | 800.789.ASIA 35

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Sharat Shroff, CFA

Lead Manager

Sunil Asnani

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MINDX	MIDNX
CUSIP	577130859	577130768
Inception	10/31/05	10/29/10
NAV	$16.83	$16.86
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.18%	0.99%

Portfolio Statistics

Total # of Positions	45
Net Assets	$716.1 million
Weighted Average Market Cap	$8.1 billion
Portfolio Turnover	3.51%[2]

Benchmark

Bombay Stock Exchange 100 Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in publicly traded common stocks, preferred stocks and convertible securities of companies located in India.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2011 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews India Fund

Portfolio Manager Commentary

For the quarter ending March 31, 2012, the Matthews India Fund rose 23.84% (Investor Class) and 23.88% (Institutional Class) while its benchmark, the Bombay Stock Exchange 100 Index, returned 20.78%. About a fifth of the gains were due to currency appreciation amid a pickup in foreign inflows since last year when the rupee fell to all-time-lows against the U.S. dollar. Following central bank intervention, the rupee partially recovered but continues to be weak due to concerns over rising fiscal and trade deficits.

The government's proposed budget attempted to address the fiscal deficit by monitoring growth in subsidies, but fell short of introducing any bold reforms. In fact, a long overdue proposed hike in railway passenger fares elicited strong political backlash, which led to the proposal getting scrapped for the most part. Weakening political support for India's federal governing party has been part of the problem, as demonstrated by several recent regional election results.

Both market and portfolio gains for the quarter came on the back of improving sentiment after India's central bank hinted at a halt in further monetary tightening. Additionally, the government signaled it would take measures to conduct power sector reforms, and many state-run utilities have announced plans to increase tariffs, some of which have not been raised in several years. These hikes would allow the utilities to repay bank loans more quickly, and in some cases, avoid default. The government's assurance that fuel supply linkages to power projects will be provided has also benefited the potential viability of these projects.

Although significant improvements to the country's infrastructure and financials industries are still needed, these sectors led the rally during the quarter. The strategy's relative outperformance resulted partly from its exposure to small- and mid-capitalization stocks, which rebounded during the quarter after lagging larger peers last year. This was especially true for the portfolio's information technology holdings, which contributed the most to relative gains. Exide Industries, a mid-cap consumer discretionary firm that manufactures automotive lead-acid batteries, also recovered this year due to a surge in auto sales as well as its success in partly regaining market share in the replacement battery segment.

Conversely, one area that posed a drag on Fund performance was our exposure to convertible bonds, which provided support last year amid periods of broader sell off. However, during the quarter we exited two of our holdings in this space—Reliance Communications and Sesa Goa. The former was close to maturity while the latter was sold to rebalance the portfolio in favor of equities. We also exited truck finance company Shriram Transport, as we had increasing concerns over changes in regulations that impact financing terms that might be severe enough to impact the firm's business model. As a result of this and other reallocation decisions, the portfolio became more concentrated within financials.

We anticipate that policy reforms will face some headwinds. India's ruling Congress Party fared poorly in regional elections, and uncertainties related to upcoming general elections might tempt federal leaders to bow to populist measures. A relatively more favorable monetary climate may help the outlook for investment spending, which remains critical in our view to sustain long-term growth rates. Market valuations are at, or lower than, historical averages. We strive to be fully invested across cycles, and continue to employ our bottom-up stock selection process.

36 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF MARCH 31, 2012

			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	Since Inception	Inception Date
Investor Class (MINDX)	23.84%	-16.96%	32.38%	5.85%	11.11%	10/31/05
Institutional Class (MIDNX)	23.88%	-16.82%	n.a.	n.a.	-16.62%	10/29/10
Bombay Stock Exchange 100 Index[3]	20.78%	-19.40%	24.45%	4.74%	12.35%[4]
Lipper India Region Funds Category Average[5]	22.63%	-19.46%	23.01%	1.28%	7.82%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 67 for index definition.

4  Calculated from 10/31/05.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Exide Industries, Ltd.	Consumer Discretionary	5.0%
Sun Pharmaceutical Industries, Ltd.	Health Care	4.7%
Asian Paints, Ltd.	Materials	4.2%
HDFC Bank, Ltd.	Financials	4.0%
Emami, Ltd.	Consumer Staples	3.6%
Infosys, Ltd.	Information Technology	3.6%
ITC, Ltd.	Consumer Staples	3.4%
Allahabad Bank	Financials	3.3%
ICICI Bank, Ltd.	Financials	3.3%
Ashok Leyland, Ltd.	Industrials	3.3%
% OF ASSETS IN TOP TEN		38.4%

SECTOR ALLOCATION (%)

Financials	23.7
Industrials	17.2
Materials	12.0
Information Technology	11.5
Consumer Discretionary	11.1
Consumer Staples	11.1
Utilities	5.8
Health Care	5.5
Energy	1.3
Cash and Other Assets, Less Liabilities	0.8

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	36.6
Mid Cap ($1B–$5B)	38.7
Small Cap (under $1B)	23.9
Cash and Other Assets, Less Liabilities	0.8

6  Holdings may combine more than one security from same issuer and related depositary receipts.

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 37

Matthews India Fund  March 31, 2012

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 96.3%

	Shares	Value
FINANCIALS: 23.7%
Commercial Banks: 13.2%
Allahabad Bank	6,544,668	$23,963,626
ICICI Bank, Ltd.	1,150,000	19,945,793
HDFC Bank, Ltd.	1,890,165	19,266,523
Corporation Bank	1,263,268	10,572,345
HDFC Bank, Ltd. ADR	264,635	9,024,054
Axis Bank, Ltd.	333,532	7,508,011
ICICI Bank, Ltd. ADR	113,283	3,950,178
		94,230,530
Diversified Financial Services: 5.5%
Kotak Mahindra Bank, Ltd.	2,150,000	23,031,413
Infrastructure Development Finance Co., Ltd.	6,211,855	16,459,520
Other Investments		187,228
		39,678,161
Real Estate Management & Development: 2.7%
Ascendas India Trust	29,043,000	19,193,587
Thrifts & Mortgage Finance: 2.3%
Housing Development Finance Corp.	1,225,000	16,194,482
Total Financials		169,296,760
INDUSTRIALS: 17.2%
Machinery: 8.1%
Ashok Leyland, Ltd.	40,022,554	23,873,433
AIA Engineering, Ltd.	1,966,467	14,190,373
Thermax, Ltd.	1,378,128	12,531,010
Jain Irrigation Systems, Ltd.	3,675,635	7,091,190
		57,686,006
Road & Rail: 2.9%
Container Corp. of India, Ltd.	1,114,216	20,861,179
Electrical Equipment: 2.4%
Crompton Greaves, Ltd.	6,187,500	16,745,731
Industrial Conglomerates: 2.0%
MAX India, Ltd.[b]	4,388,102	14,549,946
Transportation Infrastructure: 1.8%
Gujarat Pipavav Port, Ltd.[b]	11,300,000	13,126,673
Total Industrials		122,969,535
INFORMATION TECHNOLOGY: 11.5%
IT Services: 6.2%
CMC, Ltd.	940,418	18,345,525
Infosys, Ltd. ADR	238,179	13,583,348
Infosys, Ltd.	218,281	12,257,637
		44,186,510
Internet Software & Services: 3.3%
Info Edge India, Ltd.	1,662,489	23,858,118
	Shares	Value
Software: 2.0%
Polaris Financial Technology, Ltd.	4,400,318	$14,170,457
Total Information Technology		82,215,085
CONSUMER DISCRETIONARY: 11.1%
Media: 5.2%
Sun TV Network, Ltd.	2,745,127	16,400,124
Jagran Prakashan, Ltd.	7,970,207	15,786,216
Dish TV India, Ltd.[b]	3,868,505	4,855,360
		37,041,700
Auto Components: 5.0%
Exide Industries, Ltd.	12,158,951	35,587,640
Textiles, Apparel & Luxury Goods: 0.9%
Titan Industries, Ltd.	1,538,820	6,900,376
Total Consumer Discretionary		79,529,716
CONSUMER STAPLES: 11.1%
Personal Products: 7.7%
Emami, Ltd.	3,267,712	25,946,061
Dabur India, Ltd.	10,654,430	22,290,499
Other Investments		6,998,192
		55,234,752
Tobacco: 3.4%
ITC, Ltd.	5,445,000	24,242,946
Total Consumer Staples		79,477,698
MATERIALS: 10.2%
Chemicals: 7.3%
Asian Paints, Ltd.	469,000	29,841,596
Castrol India, Ltd.	2,126,301	22,380,741
		52,222,337
Construction Materials: 1.6%
Grasim Industries, Ltd.	224,459	11,567,858
Metals & Mining: 1.3%
NMDC, Ltd.	2,995,923	9,471,842
Total Materials		73,262,037
HEALTH CARE: 5.5%
Pharmaceuticals: 5.5%
Sun Pharmaceutical Industries, Ltd.	3,007,300	33,649,688
Cipla India, Ltd.	988,275	5,921,109
Total Health Care		39,570,797
UTILITIES: 4.7%
Gas Utilities: 3.2%
GAIL India, Ltd.	3,094,751	22,858,724
Electric Utilities: 1.5%
CESC, Ltd.	2,016,149	10,745,224
Total Utilities		33,603,948

38 MATTHEWS ASIA FUNDS

Matthews India Fund  March 31, 2012

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
ENERGY: 1.3%
Oil, Gas & Consumable Fuels: 1.3%
Reliance Industries, Ltd.	650,742	$9,594,708
Total Energy		9,594,708
TOTAL COMMON EQUITIES		689,520,284
(Cost $640,721,324)

CORPORATE BONDS: 2.9%

	Face Amount*
MATERIALS: 1.8%
Metals & Mining: 1.8%
Welspun Corp., Ltd., Cnv. 4.500%, 10/17/14	15,200,000	13,110,000
Total Materials		13,110,000
UTILITIES: 1.1%
Electric Utilities: 1.1%
Tata Power Co., Ltd., Cnv. 1.750%, 11/21/14	7,700,000	7,665,350
Total Utilities		7,665,350
TOTAL CORPORATE BONDS		20,775,350
(Cost $25,748,500)
TOTAL INVESTMENTS: 99.2%		710,295,634
(Cost $666,469,824c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 0.8%		5,802,917
NET ASSETS: 100.0%		$716,098,551

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $666,792,586 and net unrealized appreciation consists of:

Gross unrealized appreciation	$125,343,351
Gross unrealized depreciation	(81,840,303)
Net unrealized appreciation	$43,503,048

*  All values are in USD unless otherwise noted.

ADR  American Depositary Receipt

Cnv.  Convertible

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund's holdings, as information on particular holdings may have been withheld if it was in the Fund's interest to do so.

matthewsasia.com | 800.789.ASIA 39

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

Taizo Ishida

Lead Manager

Kenichi Amaki

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MJFOX	MIJFX
CUSIP	577130800	577130792
Inception	12/31/98	10/29/10
NAV	$12.21	$12.22
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.22%	1.07%

Portfolio Statistics

Total # of Positions	51
Net Assets	$125.4 million
Weighted Average Market Cap	$16.9 billion
Portfolio Turnover	34.94%[2]

Benchmarks

MSCI Japan Index

Tokyo Stock Price Index (TOPIX)

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Japan.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2011 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Japan Fund

Portfolio Manager Commentary

For the quarter ending March 31, 2012, the Matthews Japan Fund gained 7.67% (Investor Class) and 7.76% (Institutional Class) while its benchmark, the MSCI Japan Index, gained 11.35%.

Buoyed by an improved outlook for industrial production, stronger U.S. economic recovery and a weaker yen, Japan was one of the best-performing markets in the world during the first quarter of the year. The Bank of Japan surprised markets in mid-February by expanding its monetary easing policy and adopting an inflation target of 1%. This move sparked a weakening of the yen, which declined about 7% against the U.S. dollar during the quarter. The weaker yen offered much needed relief to Japanese exporters who had seen profit margins decline when the exchange rate hampered their cost competitiveness.

In the financials sector, banks, security brokerages and real estate developers rallied in response to Japan's monetary easing—as the Fund is underweight in financials, it lagged the benchmark. Several of the Fund's holdings in the consumer discretionary and information technology sectors also detracted from performance during the period as they experienced severe profit-taking after doing well last year.

In terms of absolute performance, the telecommunications sector was the weakest for the Fund as the relatively defensive nature of these stocks causes them to lag amid market rallies. On the other hand, the industrials sector was the biggest positive contributor to returns as it is more exposed to cyclical businesses that perform better in a stronger macroeconomic environment. Trading company Marubeni was one of the Fund's top contributors due to higher copper prices and its plans for aggressive investment in an overseas commodity project. Plant engineering company JGC also performed well amid higher oil prices and after it secured a multibillion dollar order to build a natural gas liquefaction plant in Australia.

Internet stocks such as price comparison operator Kakaku.com and social networking service (SNS) gaming platform Gree declined sharply, posting the biggest drags on performance. Both companies had performed extremely well over the past two years, prompting investors to trade out of domestic outperformers in exchange for export-driven companies amid the weakening yen. As we became more concerned with the sustainability of Gree's revenue growth, we exited this holding. Conversely, we increased our position in Kakaku.com as we expect profit growth to continue from their online restaurant ranking and review service "Tabelog," which began a reservations booking feature in February.

During the quarter, auto companies Toyota and Nissan were leading contributors to performance, benefiting from the lower yen and brisk U.S. auto sales, as high oil prices have prompted sales of more fuel efficient vehicles. Japanese automakers are also benefiting from surging production as they replenish inventories that were drawn down following last year's natural disasters. We expect Japanese auto companies to regain market share globally with the normalization of production and the introduction of new models.

Japan's leadership in technology remains solid despite the challenges posed by the strong currency over the past five years. This is evidenced by the royalty and license revenues Japan receives for its patented technologies, which reached an all-time high of roughly US$10 billion in 2011. Japan is one of only five countries in the world (and the only one in Asia) with a positive balance of patent revenues. Net royalties and licensing fee revenues made up 0.14% of Japan's GDP in 2010. By contrast, South Korean patent revenues as a percentage of GDP in 2010 were –0.57%, despite the country's emergence in the electronics and automotive fields. If the yen can maintain its weakening trend—or at least not strengthen further—Japan's technology-related sectors, we believe, should be able to regain some of the ground lost over the past several years.

40 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF MARCH 31, 2012

			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MJFOX)	7.67%	2.05%	16.81%	-3.75%	4.27%	3.92%	12/31/98
Institutional Class (MIJFX)	7.76%	2.04%	n.a.	n.a.	n.a.	7.35%	10/29/10
MSCI Japan Index[3]	11.35%	0.42%	12.09%	-5.07%	4.07%	1.67%[4]
Tokyo Stock Price Index[3]	10.36%	0.57%	12.02%	-4.90%	4.06%	1.96%[4]
Lipper Japanese Funds Category Average[5]	9.16%	0.07%	13.73%	-4.55%	3.81%	2.87%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 67 for index definitions.

4  Calculated from 12/31/98.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
ITOCHU Corp.	Industrials	4.7%
Toyota Motor Corp.	Consumer Discretionary	4.4%
Marubeni Corp.	Industrials	3.9%
ORIX Corp.	Financials	3.6%
Nidec Corp.	Industrials	3.4%
Rakuten, Inc.	Consumer Discretionary	3.3%
Nissan Motor Co., Ltd.	Consumer Discretionary	3.0%
Rinnai Corp.	Consumer Discretionary	2.9%
Sysmex Corp.	Health Care	2.8%
Murata Manufacturing Co., Ltd.	Information Technology	2.6%
% OF ASSETS IN TOP TEN		34.6%

SECTOR ALLOCATION (%)

Industrials	26.1
Consumer Discretionary	25.8
Information Technology	16.3
Financials	11.4
Health Care	9.1
Consumer Staples	5.4
Materials	4.1
Telecommunication Services	0.9
Cash and Other Assets, Less Liabilities	0.9

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	57.8
Mid Cap ($1B–$5B)	20.4
Small Cap (under $1B)	20.9
Cash and Other Assets, Less Liabilities	0.9

6  Holdings may combine more than one security from same issuer and related depositary receipts.

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 41

Matthews Japan Fund  March 31, 2012

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 99.1%

	Shares	Value
INDUSTRIALS: 26.1%
Trading Companies & Distributors: 10.8%
ITOCHU Corp.	532,800	$5,837,801
Marubeni Corp.	667,000	4,850,562
Mitsui & Co., Ltd.	174,600	2,881,648
		13,570,011
Machinery: 7.6%
Harmonic Drive Systems, Inc.	101,700	2,562,703
FANUC Corp.	13,400	2,400,143
Nabtesco Corp.	80,400	1,664,825
Komatsu, Ltd.	56,300	1,618,877
EVA Precision Industrial Holdings, Ltd.	7,104,000	1,320,408
		9,566,956
Electrical Equipment: 3.4%
Nidec Corp.	46,500	4,251,259
Commercial Services & Supplies: 2.2%
JP-Holdings, Inc.	267,800	2,759,407
Construction & Engineering: 2.1%
JGC Corp.	83,000	2,590,253
Total Industrials		32,737,886
CONSUMER DISCRETIONARY: 25.8%
Automobiles: 9.5%
Toyota Motor Corp.	126,500	5,504,281
Nissan Motor Co., Ltd.	346,100	3,721,280
Fuji Heavy Industries, Ltd.	330,000	2,695,154
		11,920,715
Household Durables: 5.6%
Rinnai Corp.	49,700	3,594,518
HAJIME CONSTRUCTION Co., Ltd.	80,400	2,138,929
Other Investments		1,325,802
		7,059,249
Internet & Catalog Retail: 5.0%
Rakuten, Inc.	3,987	4,179,185
Start Today Co., Ltd.	109,400	2,020,420
		6,199,605
Specialty Retail: 2.4%
Fast Retailing Co., Ltd.	8,500	1,950,167
Sanrio Co., Ltd.	27,500	1,074,012
		3,024,179
Auto Components: 1.7%
Nifco, Inc.	78,800	2,162,575
Media: 1.6%
COOKPAD, Inc.	87,000	1,958,221
Total Consumer Discretionary		32,324,544
	Shares	Value
INFORMATION TECHNOLOGY: 16.3%
Electronic Equipment, Instruments & Components: 7.8%
Murata Manufacturing Co., Ltd.	55,000	$3,281,524
Kyocera Corp.	35,200	3,255,957
Hitachi, Ltd.	491,000	3,176,736
		9,714,217
Internet Software & Services: 3.5%
Kakaku.com, Inc.	96,200	2,519,836
Dena Co., Ltd.	65,500	1,814,255
		4,334,091
IT Services: 2.1%
GMO Payment Gateway, Inc.	654	2,686,320
Computers & Peripherals: 1.9%
Toshiba Corp.	544,000	2,416,055
Software: 1.0%
Capcom Co., Ltd.	55,100	1,262,854
Total Information Technology		20,413,537
FINANCIALS: 11.4%
Insurance: 5.0%
Sony Financial Holdings, Inc.	151,700	2,706,936
Tokio Marine Holdings, Inc.	86,800	2,402,726
Anicom Holdings, Inc.[b]	194,000	1,193,017
		6,302,679
Diversified Financial Services: 3.6%
ORIX Corp.	47,390	4,553,032
Real Estate Investment Trusts: 2.8%
Kenedix Realty Investment Corp., REIT	558	2,053,120
Industrial & Infrastructure Fund Investment Corp., REIT	259	1,414,389
		3,467,509
Total Financials		14,323,220
HEALTH CARE: 9.1%
Health Care Equipment & Supplies: 4.6%
Sysmex Corp.	85,200	3,461,402
Asahi Intecc Co., Ltd.	93,200	2,343,901
		5,805,303
Pharmaceuticals: 2.3%
Otsuka Holdings Co., Ltd.	53,900	1,597,842
Eisai Co., Ltd.	30,400	1,208,787
		2,806,629
Health Care Providers & Services: 2.2%
Ship Healthcare Holdings, Inc.	78,800	1,615,341
Message Co., Ltd.	383	1,147,489
		2,762,830
Total Health Care		11,374,762

42 MATTHEWS ASIA FUNDS

Matthews Japan Fund  March 31, 2012

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
CONSUMER STAPLES: 5.4%
Food & Staples Retailing: 2.7%
Daikokutenbussan Co., Ltd.	66,600	$1,792,236
Ain Pharmaciez, Inc.	30,200	1,630,043
		3,422,279
Household Products: 1.4%
Pigeon Corp.	45,000	1,679,855
Tobacco: 1.3%
Japan Tobacco, Inc.	290	1,641,533
Total Consumer Staples		6,743,667
MATERIALS: 4.1%
Chemicals: 2.4%
JSR Corp.	86,800	1,761,196
Other Investments		1,231,535
		2,992,731
Metals & Mining: 1.7%
Hitachi Metals, Ltd.	177,000	2,217,157
Total Materials		5,209,888
TELECOMMUNICATION SERVICES: 0.9%
Wireless Telecommunication Services: 0.9%
KDDI Corp.	182	1,184,192
Total Telecommunication Services		1,184,192
TOTAL INVESTMENTS: 99.1%		124,311,696
(Cost $114,237,148c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 0.9%		1,108,739
NET ASSETS: 100.0%		$125,420,435

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $114,237,148 and net unrealized appreciation consists of:

Gross unrealized appreciation	$14,430,130
Gross unrealized depreciation	(4,355,582)
Net unrealized appreciation	$10,074,548

REIT  Real Estate Investment Trust

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund's holdings, as information on particular holdings may have been withheld if it was in the Fund's interest to do so.

matthewsasia.com | 800.789.ASIA 43

ASIA GROWTH STRATEGIES

PORTFOLIO MANAGERS

J. Michael Oh, CFA

Lead Manager

Michael B. Han, CFA

Co-Manager

FUND FACTS

	Investor Class	Institutional Class
Ticker	MAKOX	MIKOX
CUSIP	577130305	577130826
Inception	1/3/95	10/29/10
NAV	$5.04	$5.06
Initial Investment	$2,500	$3 million
Gross Expense Ratio[1]	1.18%	1.07%

Portfolio Statistics

Total # of Positions	54
Net Assets	$203.4 million
Weighted Average Market Cap	$30.8 billion
Portfolio Turnover	30.13%[2]

Benchmark

Korea Composite Stock Price Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in South Korea.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2011 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Korea Fund

Portfolio Manager Commentary

For the quarter ending March 31, 2012, the Matthews Korea Fund (Investor Class) gained 9.80% and 9.76% (Institutional Class) while its benchmark, the Korea Composite Stock Price Index (KOSPI) returned 12.66%.

Overall, the Korean equity market performed well during the first quarter of the year as major markets showed some signs of economic recovery. The Fund's underperformance against the benchmark was primarily due to two factors: our underweight in cyclical industrials and poor performance among some of our non-banking financials and consumer discretionary holdings. Consumer discretionary-related companies underperformed during the quarter mainly due to their strong performance last year. Non-banking financials underperformed due to concerns over government regulation of insurance premiums. Cyclical industrials, such as shipbuilding, posted gains during the quarter as the risk appetite among investors improved.

During the quarter, investors showed some concern over the appreciation of Korea's won against the U.S. dollar, and the potential for it to negatively impact major exporters. Korean exporters, including automakers, which actually performed in line with the KOSPI during the quarter, were not significantly impacted. While a stronger currency can indeed hamper exporters, Korea's won is still far below the level it was before the start of the economic crisis in 2008. Korean companies have been expanding capacity mainly in overseas markets in recent years to diversify currency and geopolitical risks. As such, Korean companies appear to be well-equipped to manage a mild appreciation of the currency.

In recent years, Korean companies have gained market share globally and shown strong performance. While a favorable exchange rate for exporters was one factor to the success Korean firms have found abroad, it was not the only one. Korean products have improved in both quality and brand image, and some have moved up in the value chain to be viewed as high-end products in certain markets. These exports also now come from a diverse range of industries including semiconductors, cars, snacks and cosmetics.

While we continue to look for opportunities in the industrials sector, we remain underweight in this area as we believe that earnings and revenue structures for industrials firms are generally highly cyclical, and thus do not constitute the sustainable, long-term investments we seek.

On a sector basis, information technology and financials performed well during the quarter while health care and telecommunication services continued to lag. Banks in particular posted strong gains as the banking sector continued to consolidate. Hana Financial Group, Korea's second-largest financial holding firm by assets, acquired the Korea Exchange Bank during the quarter in what was South Korea's biggest banking takeover. Korean bank valuations remain attractive and are well-priced relative to other major banks in the region.

We have previously written about the trend of small Korean firms successfully expanding overseas, and this trend continued during the first quarter. Orion, a long-term portfolio holding and a top contributor to performance during the quarter, is one such holding. A dominant snack manufacturer in Korea, Orion has been expanding into the premium product segment domestically while penetrating mass consumer markets in China, Vietnam and Russia. Orion's growth in China remains impressive and has been the major driver of its recent gains. The company has recently entered the Japanese market with its premium brands such as Market O and Dr. You, and we believe the firm's growth outlook remains bright.

Going forward, we will continue to monitor Korea's exchange rate movements as a modest strengthening of the won could benefit Korean consumers while a rapid appreciation could pose short-term challenges for exporters. North Korea also remains a key risk for South Korea, as well as the region, particularly as North Korea's transition of power to Kim Jong Un, son of the late leader Kim Jong Il, is ongoing. We expect to maintain a diversified portfolio focusing on the technology, financials and consumer sectors, which we believe are sustainable long-term growth drivers of the Korean economy.

44 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF MARCH 31, 2012

			Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Since Inception	Inception Date
Investor Class (MAKOX)	9.80%	-1.67%	29.21%	3.78%	11.01%	5.54%	1/3/95
Institutional Class (MIKOX)	9.76%	-1.29%	n.a.	n.a.	n.a.	8.25%	10/29/10
Korea Composite Stock Price Index[3]	12.66%	-7.30%	27.47%	4.15%	12.20%	3.34%[4]
Lipper Pacific ex Japan Funds Category Average[5]	12.87%	-7.30%	24.72%	4.33%	11.14%	5.28%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION—INVESTOR CLASS

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 67 for index definition.

4  Calculated from 12/31/94.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Sector	% of Net Assets
Samsung Electronics Co., Ltd.	Information Technology	15.7%
Kia Motors Corp.	Consumer Discretionary	3.4%
POSCO	Materials	3.1%
Shinhan Financial Group Co., Ltd.	Financials	3.0%
Dongbu Insurance Co., Ltd.	Financials	2.6%
Orion Corp.	Consumer Staples	2.5%
NHN Corp.	Information Technology	2.5%
Kiwoom Securities Co., Ltd.	Financials	2.5%
LG Chem, Ltd.	Materials	2.4%
Hyundai Motor Co., Ltd., 2nd Pfd.	Consumer Discretionary	2.4%
% OF ASSETS IN TOP TEN		40.1%

SECTOR ALLOCATION (%)

Consumer Discretionary	24.6
Information Technology	22.7
Financials	17.3
Materials	10.1
Industrials	9.6
Consumer Staples	8.9
Energy	2.1
Health Care	1.8
Telecommunication Services	0.5
Cash and Other Assets, Less Liabilities	2.4

MARKET CAP EXPOSURE (%)7

Large Cap (over $5B)	58.4
Mid Cap ($1B–$5B)	25.6
Small Cap (under $1B)	13.6
Cash and Other Assets, Less Liabilities	2.4

6  Holdings may combine more than one security from same issuer and related depositary receipts.

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 45

Matthews Korea Fund  March 31, 2012

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: SOUTH KOREA: 93.0%

	Shares	Value
INFORMATION TECHNOLOGY: 22.7%
Semiconductors & Semiconductor Equipment: 15.7%
Samsung Electronics Co., Ltd.	28,360	$31,991,634
Internet Software & Services: 5.1%
NHN Corp.	22,226	5,101,295
Daum Communications Corp.	29,824	3,132,428
SBS Contents Hub Co., Ltd.	210,050	2,005,460
		10,239,183
Electronic Equipment, Instruments & Components: 1.9%
Samsung Electro-Mechanics Co., Ltd.	29,309	2,593,257
Uju Electronics Co., Ltd.	58,171	1,319,920
		3,913,177
Total Information Technology		46,143,994
CONSUMER DISCRETIONARY: 22.2%
Automobiles: 5.7%
Kia Motors Corp.	106,525	6,990,183
Hyundai Motor Co.	22,098	4,563,198
		11,553,381
Auto Components: 4.0%
Hyundai Mobis	18,420	4,675,323
Hankook Tire Co., Ltd.	80,640	2,992,571
Motonic Corp.	64,140	484,061
		8,151,955
Multiline Retail: 3.7%
Hyundai Department Store Co., Ltd.	24,897	3,826,606
Hyundai Greenfood Co., Ltd.	216,970	2,908,633
Shinsegae Co., Ltd.	3,996	842,665
		7,577,904
Hotels, Restaurants & Leisure: 3.6%
Modetour Network, Inc.	148,711	3,937,819
Shinsegae Food Co., Ltd.	48,757	3,412,297
		7,350,116
Media: 3.4%
Cheil Worldwide, Inc.	159,560	2,553,969
CJ CGV Co., Ltd.	103,580	2,425,188
SBS Media Holdings Co., Ltd.	626,560	2,004,301
		6,983,458
Internet & Catalog Retail: 1.8%
Hyundai Home Shopping Network Corp.	30,317	3,599,434
Total Consumer Discretionary		45,216,248
FINANCIALS: 16.0%
Commercial Banks: 5.9%
Shinhan Financial Group Co., Ltd.	157,294	6,093,637
Hana Financial Group, Inc.	86,490	3,276,915
KB Financial Group, Inc.	74,076	2,716,288
		12,086,840
	Shares	Value
Insurance: 5.8%
Dongbu Insurance Co., Ltd.	122,511	$5,300,291
Samsung Fire & Marine Insurance Co., Ltd.	17,298	3,265,382
Hyundai Marine & Fire Insurance Co., Ltd.	112,070	3,227,489
		11,793,162
Capital Markets: 3.6%
Kiwoom Securities Co., Ltd.	80,594	5,054,347
Samsung Securities Co., Ltd.	44,079	2,223,221
		7,277,568
Diversified Financial Services: 0.7%
NICE Information Service Co., Ltd.	58,009	1,335,986
Total Financials		32,493,556
INDUSTRIALS: 9.6%
Construction & Engineering: 3.8%
Samsung Engineering Co., Ltd.	20,882	4,462,943
Hyundai Engineering & Construction Co., Ltd.	45,968	3,285,960
		7,748,903
Building Products: 1.6%
KCC Corp.	11,465	3,313,056
Industrial Conglomerates: 1.3%
Samsung Techwin Co., Ltd.	44,340	2,669,893
Commercial Services & Supplies: 1.3%
KEPCO Plant Service & Engineering Co., Ltd.	69,478	2,528,118
Airlines: 0.8%
Asiana Airlines, Inc.[b]	269,450	1,674,741
Electrical Equipment: 0.8%
LS Corp.	21,254	1,503,092
Total Industrials		19,437,803
MATERIALS: 9.2%
Chemicals: 5.1%
LG Chem, Ltd.	14,956	4,896,428
OCI Materials Co., Ltd.	45,952	2,800,645
KPX Chemical Co., Ltd.	30,904	1,611,568
Hyosung Corp.	19,311	1,024,556
		10,333,197
Metals & Mining: 4.1%
POSCO ADR	75,900	6,352,830
Poongsan Corp.	77,410	2,072,427
		8,425,257
Total Materials		18,758,454

46 MATTHEWS ASIA FUNDS

Matthews Korea Fund  March 31, 2012

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES: SOUTH KOREA (continued)

	Shares	Value
CONSUMER STAPLES: 8.9%
Food Products: 3.6%
Orion Corp.	7,319	$5,156,647
Binggrae Co., Ltd.	42,696	2,132,274
		7,288,921
Household Products: 2.3%
LG Household & Health Care, Ltd.	8,739	4,596,470
Personal Products: 2.0%
Amorepacific Corp.	3,819	4,030,578
Tobacco: 1.0%
KT&G Corp.	30,107	2,131,592
Total Consumer Staples		18,047,561
ENERGY: 2.1%
Oil, Gas & Consumable Fuels: 2.1%
SK Innovation Co., Ltd.	29,694	4,357,974
Total Energy		4,357,974
HEALTH CARE: 1.8%
Pharmaceuticals: 1.8%
Dong-A Pharmaceutical Co., Ltd.	30,796	2,206,493
Yuhan Corp.	14,730	1,535,324
Total Health Care		3,741,817
TELECOMMUNICATION SERVICES: 0.5%
Diversified Telecommunication Services: 0.5%
KT Corp.	39,384	1,092,850
Total Telecommunication Services		1,092,850
TOTAL COMMON EQUITIES		189,290,257
(Cost $134,269,949)

PREFERRED EQUITIES: SOUTH KOREA: 4.6%

	Shares	Value
CONSUMER DISCRETIONARY: 2.4%
Automobiles: 2.4%
Hyundai Motor Co., Ltd., 2nd Pfd.	77,988	$4,846,592
Total Consumer Discretionary		4,846,592
FINANCIALS: 1.3%
Insurance: 1.3%
Samsung Fire & Marine Insurance Co., Ltd., Pfd.	39,684	2,612,794
Total Financials		2,612,794
MATERIALS: 0.9%
Chemicals: 0.9%
LG Chem, Ltd., Pfd.	17,405	1,787,581
Total Materials		1,787,581
TOTAL PREFERRED EQUITIES		9,246,967
(Cost $7,618,630)
TOTAL INVESTMENTS: 97.6%		198,537,224
(Cost $141,888,579c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.4%		4,842,608
NET ASSETS: 100.0%		$203,379,832

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $142,635,823 and net unrealized appreciation consists of:

Gross unrealized appreciation	$62,404,402
Gross unrealized depreciation	(6,503,001)
Net unrealized appreciation	$55,901,401

ADR  American Depositary Receipt

Pfd.  Preferred

See accompanying notes to schedules of investments.

matthewsasia.com | 800.789.ASIA 47

ASIA SMALL COMPANY STRATEGIES

PORTFOLIO MANAGERS

Lydia So

Lead Manager

Michael B. Han, CFA

Co-Manager

FUND FACTS

Investor Class
Ticker	MSMLX
CUSIP	577125206
Inception	9/15/08
NAV	$16.87
Initial Investment	$2,500
Gross Expense Ratio[1]	1.52%

Portfolio Statistics

Total # of Positions	76
Net Assets	$338.5 million
Weighted Average Market Cap	$1.3 billion
Portfolio Turnover	19.97%[2]

Benchmark

MSCI AC Asia ex Japan Small Cap Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of small companies located in Asia, excluding Japan.

1  The Advisor has contractually agreed to waive Matthews Asia Small Companies Fund's fees and reimburse expenses until at least August 31, 2012 to the extent needed to limit total annual operating expenses to 2.00%. Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2011 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Small Companies Fund

Portfolio Manager Commentary

For the quarter ending March 31 2012, the Fund returned 14.22% while its benchmark, MSCI All Country Asia ex Japan Small Cap Index, was up 15.46%. Following the sell-offs that occurred during the volatile second half of last year, Asian markets recovered sharply as we began the first quarter of 2012.

While the general tone of markets remained cautious as a result of the ongoing economic uncertainties related to Europe and China, equities rebounded substantially from the low levels witnessed late last year, particularly in India and Taiwan. However, in terms of actual company fundamentals, we did not see a complete turnaround; small and medium enterprises still experienced difficulty getting access to funding and managers for firms in economically sensitive industries saw little improvement in measuring demand for their products or services. In fact, as Chinese authorities persisted to slow down property market activity, it seemed clear that China's economy was still moderating.

During the quarter, the portfolio remained diversified, seeking companies we believe have strong and sustainable business models. Absolute performance was driven by a broad-based recovery of stocks across sectors and countries. Our long-term holding, Towngas China, was a top contributor to Fund performance during the quarter. The company is one of China's leading piped natural gas distributors with a presence in major coastal provinces where gas usage has grown, and is also expanding into new cities. We expect the firm to continue to do well as we believe long-term demand for clean fuel will increase with ongoing urbanization.

We exited some holdings during the quarter which did not meet our expectations, including CSE Global, a Singaporean industrial systems integrator for the oil and gas industry. Cost overruns for orders in new geographies negatively impacted earnings over several quarters, and raised questions as to whether the firm could replicate its business model successfully in new markets.

In line with our efforts to seek domestically oriented companies that we believe offer secular growth, we initiated a new position in Daum Communications, a major Korean Internet portal. The nation's advertising market has been growing rapidly on the back of deregulation. Online and mobile advertising in particular have outpaced the growth in traditional media. We believe that Daum stands to benefit not only from further deregulation in the market and fast-growing smartphone usage, but also from its own ongoing monetization efforts.

During the quarter, we also added to our existing consumer staples holdings as we believe these companies benefit from consistent consumption habits that are not impacted by cyclical factors. Emami, an Indian maker of personal care products such as body creams and balms, is one holding that exemplifies a firm that has garnered increasing brand awareness and loyalty among consumers. We see these qualities as essential for the long-term sustainable profitability we seek.

Looking ahead, near- to medium-term challenges include further potential moderations in the Chinese and Indian economies. Ongoing slowdowns could pose a more challenging operating environment for smaller companies. Conversely, countries such as Indonesia, Thailand and the Philippines are benefiting from improving macroeconomic fundamentals and consumer confidence. Over the past several years, Asia's economies have followed similar paths. But more recently there appears to be increasing divergence as some economies adjust to policies impacting growth, some struggle with inflation and others cope with both. Government and fiscal policies across the region also seem divergent. Given this environment, we will continue to monitor company-specific drivers and their underlying industry fundamentals as we evaluate our holdings and new investment opportunities.

48 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF MARCH 31, 2012

			Average Annual Total Returns
	3 Months	1 Year	3 Years	Inception 9/15/08
Investor Class (MSMLX)	14.22%	-6.41%	35.56%	21.37%
MSCI AC Asia ex Japan Small Cap Index[3]	15.46%	-12.98%	29.18%	13.09%
Lipper Pacific ex Japan Funds Category Average[4]	12.87%	-7.30%	24.72%	12.51%[5]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 67 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

5  Calculated from 9/30/08.

TOP TEN HOLDINGS6

	Country	% of Net Assets
St. Shine Optical Co., Ltd.	Taiwan	2.9%
Towngas China Co., Ltd.	China/Hong Kong	2.4%
Vinda International Holdings, Ltd.	China/Hong Kong	2.0%
Trinity, Ltd.	China/Hong Kong	2.0%
Pacific Hospital Supply Co., Ltd.	Taiwan	1.8%
PT AKR Corporindo	Indonesia	1.8%
TXC Corp.	Taiwan	1.8%
Tisco Financial Group Public Co., Ltd.	Thailand	1.8%
Simplo Technology Co., Ltd.	Taiwan	1.8%
Wah Lee Industrial Corp.	Taiwan	1.8%
% OF ASSETS IN TOP TEN		20.1%

COUNTRY ALLOCATION (%)

China/Hong Kong	30.7
Taiwan	16.0
India	15.9
South Korea	13.0
Indonesia	7.2
Malaysia	5.6
Thailand	4.7
Singapore	2.9
Philippines	1.1
Cash and Other Assets, Less Liabilities	2.9

SECTOR ALLOCATION (%)

Industrials	18.8
Consumer Discretionary	18.7
Information Technology	17.0
Financials	13.4
Consumer Staples	9.9
Health Care	9.7
Materials	7.2
Utilities	2.4
Cash and Other Assets, Less Liabilities	2.9

MARKET CAP EXPOSURE (%)7,8

Large Cap (over $5B)	0.9
Mid Cap ($1B–$5B)	46.7
Small Cap (under $1B)	49.5
Cash and Other Assets, Less Liabilities	2.9

6  Holdings may combine more than one security from same issuer and related depositary receipts.

7  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

8  The Fund defines Small Companies as companies with market capitalization generally between $100 million and $3 billion.

matthewsasia.com | 800.789.ASIA 49

Matthews Asia Small Companies Fund  March 31, 2012

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 97.1%

	Shares	Value
CHINA/HONG KONG: 30.7%
Towngas China Co., Ltd.	11,118,000	$8,063,298
Vinda International Holdings, Ltd.	4,453,000	6,884,527
Trinity, Ltd.	8,228,000	6,770,233
Yip's Chemical Holdings, Ltd.	7,510,000	5,411,441
Singamas Container Holdings, Ltd.	16,516,000	4,904,758
Minth Group, Ltd.	4,114,000	4,767,442
Dah Chong Hong Holdings, Ltd.	4,390,000	4,660,593
Comba Telecom Systems Holdings, Ltd.	8,018,511	4,445,742
Xingda International Holdings, Ltd.	9,378,000	4,303,979
KWG Property Holding, Ltd.	7,206,000	4,170,871
Hengdeli Holdings, Ltd.	9,000,000	3,822,191
Lee's Pharmaceutical Holdings, Ltd.	9,485,000	3,803,126
Xinyi Glass Holdings, Ltd.	6,146,000	3,758,852
SITC International Holdings Co., Ltd.	11,893,000	3,724,244
Shenguan Holdings Group, Ltd.	6,244,000	3,705,835
AAC Technologies Holdings, Inc.	1,352,000	3,682,421
Airtac International Group	672,000	3,514,863
PCD Stores Group, Ltd.	23,876,900	3,390,959
Dalian Port PDA Co., Ltd. H Shares	12,828,000	3,291,351
Kosmopolito Hotels International, Ltd.	19,052,000	3,220,747
China Kanghui Holdings, Inc. ADR[b]	147,400	2,802,074
Wasion Group Holdings, Ltd.	5,652,000	2,631,165
Silver Base Group Holdings, Ltd.	3,394,000	2,359,956
E-Commerce China Dangdang, Inc. ADR[b]	241,700	1,957,770
TAL Education Group ADR[b]	172,362	1,918,389
Fook Woo Group Holdings, Ltd.[b,c]	24,622,000	1,811,157
Total China/Hong Kong		103,777,984
TAIWAN: 16.0%
St. Shine Optical Co., Ltd.	763,492	9,929,219
Pacific Hospital Supply Co., Ltd.	2,079,155	6,190,881
TXC Corp.	3,784,792	6,004,001
Simplo Technology Co., Ltd.	785,310	5,951,024
Wah Lee Industrial Corp.	4,125,000	5,930,962
WT Microelectronics Co., Ltd.	3,908,000	5,838,876
Chroma ATE, Inc.	2,223,081	5,691,212
Formosa International Hotels Corp.	315,717	4,485,114
Synnex Technology International Corp.	1,636,523	4,074,656
Total Taiwan		54,095,945
INDIA: 15.9%
Ipca Laboratories, Ltd.	808,208	5,318,340
Emami, Ltd.	662,496	5,260,305
GlaxoSmithKline Consumer Healthcare, Ltd.	94,290	5,133,544
Page Industries, Ltd.	95,185	5,040,915
Gujarat Pipavav Port, Ltd.[b]	4,061,512	4,718,065
CRISIL, Ltd.	243,954	4,699,747
CMC, Ltd.	220,478	4,301,050
Federal Bank, Ltd.	479,245	4,015,944
Castrol India, Ltd.	368,744	3,881,277
Polaris Financial Technology, Ltd.	1,138,850	3,667,468
AIA Engineering, Ltd.	500,705	3,613,176
Exide Industries, Ltd.	829,267	2,427,155
India Infoline, Ltd.	1,268,196	1,665,511
Total India		53,742,497
	Shares	Value
SOUTH KOREA: 13.0%
Pyeong Hwa Automotive Co., Ltd.	374,657	$5,539,848
Dongbu Insurance Co., Ltd.	120,231	5,201,650
Daum Communications Corp.	49,259	5,173,695
Modetour Network, Inc.	182,859	4,842,046
OCI Materials Co., Ltd.	74,585	4,545,746
Kiwoom Securities Co., Ltd.	68,166	4,274,942
Cheil Worldwide, Inc.	265,635	4,251,839
KEPCO Plant Service & Engineering Co., Ltd.	111,147	4,044,340
POSCO Chemtech Co., Ltd.	25,812	3,266,384
Korea Zinc Co., Ltd.	8,661	2,989,424
Total South Korea		44,129,914
INDONESIA: 7.2%
PT AKR Corporindo	12,888,000	6,066,774
PT Bank Tabungan Pensiunan Nasional[b]	14,154,500	5,572,584
PT Jasa Marga Persero	9,869,000	5,567,654
PT Nippon Indosari Corpindo	13,130,500	5,051,584
PT Sumber Alfaria Trijaya[b]	3,890,500	2,141,791
Total Indonesia		24,400,387
MALAYSIA: 5.6%
Dialog Group BHD	6,995,205	4,958,994
KPJ Healthcare BHD	2,896,500	4,874,756
LPI Capital BHD	1,015,600	4,627,435
Alliance Financial Group BHD	3,609,900	4,592,245
Total Malaysia		19,053,430
THAILAND: 4.7%
Tisco Financial Group Public Co., Ltd.	4,435,600	5,965,183
Dynasty Ceramic Public Co., Ltd.	2,602,000	5,507,513
SNC Former Public Co., Ltd.	4,676,600	4,430,870
Total Thailand		15,903,566
SINGAPORE: 2.9%
Amtek Engineering, Ltd.	7,771,000	4,430,091
Petra Foods, Ltd.	2,274,000	4,395,863
Other Investments		837,792
Total Singapore		9,663,746
PHILIPPINES: 1.1%
Alliance Global Group, Inc.	10,215,000	3,003,287
Other Investments		709,090
Total Philippines		3,712,377
TOTAL COMMON EQUITIES		328,479,846
(Cost $327,765,010)

50 MATTHEWS ASIA FUNDS

Matthews Asia Small Companies Fund  March 31, 2012

Schedule of Investmentsa (unaudited) (continued)

WARRANTS: 0.0%

	Shares	Value
MALAYSIA: 0.0%
Dialog Group BHD, expires 02/12/17	582,933	$106,559
Total Malaysia		106,559
TOTAL WARRANTS		106,559
(Cost $0)
TOTAL INVESTMENTS: 97.1%		328,586,405
(Cost $327,765,010d)
CASH AND OTHER ASSETS, LESS LIABILITIES: 2.9%		9,885,867
NET ASSETS: 100.0%		$338,472,272

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Non-income producing security.

c  Illiquid security.

d  Cost for federal income tax purposes is $327,800,293 and net unrealized appreciation consists of:

Gross unrealized appreciation	$41,664,732
Gross unrealized depreciation	(40,878,620)
Net unrealized appreciation	$786,112

ADR  American Depositary Receipt

BHD  Berhad

See accompanying notes to schedules of investments.

This portfolio data should not be relied upon as a complete listing of this Fund's holdings, as information on particular holdings may have been withheld if it was in the Fund's interest to do so.

matthewsasia.com | 800.789.ASIA 51

ASIA SMALL COMPANY STRATEGIES

PORTFOLIO MANAGERS

Richard H. Gao

Lead Manager

Henry Zhang, CFA

Co-Manager

FUND FACTS

Investor Class
Ticker	MCSMX
CUSIP	577125404
Inception	5/31/11
NAV	$7.70
Initial Investment	$2,500
Gross Expense Ratio[1]	5.32%
After Fee Waiver, Reimbursement and Recoupment	2.00%

Portfolio Statistics

Total # of Positions	46
Net Assets	$5.9 million
Weighted Average Market Cap	$1.4 billion
Portfolio Turnover	6.08%[3]

Benchmark

MSCI China Small Cap Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of small companies located in China and Taiwan. China includes its administrative and other districts, such as Hong Kong.

1  Gross annual operating expenses for the Fund for 2011 are annualized. The Advisor has contractually agreed to waive Matthews China Small Companies Fund's fees and reimburse expenses until at least August 31, 2014 to the extent needed to limit total annual operating expenses to 2.00%. Matthews Asia Funds does not charge 12b-1 fees.

2  Not annualized. The Fund commenced operations on May 31, 2011

Matthews China Small Companies Fund

Portfolio Manager Commentary

For the quarter ending March 31, 2012, the Matthews China Small Companies Fund gained 9.38%, while its benchmark, the MSCI China Small Cap Index, rose 10.47%.

China's markets rebounded during the first quarter as the government shifted its focus from fighting inflation to maintaining steady economic growth. In February, the central bank lowered its bank reserve requirement ratio—its second cut since late November and a sign of a gradual easing in monetary policy. Inflation in China continued to moderate, and declined to 3.2% in February, falling below the government's target of 4%. China's real return on deposit, the interest rate paid on bank deposits, exceeded the rate of inflation in February for the first time in the past two years. This served as an important measure since it indicated that China's bank deposits were receiving positive returns. In March, the government lowered its 2012 GDP growth target to 7.5% from the long-standing 8% annual growth target it has maintained since 2005. The slower anticipated speed of growth should be beneficial to the sustainable long-term development of China's economy.

During the quarter, economically sensitive sectors in the market performed well, including consumer discretionary, industrials and financials as the domestic economy showed resilient growth and investors became less risk averse. While we added to our exposure in the financials sector during the quarter, our underweight versus the benchmark was a drag on relative performance as many real estate development firms—which are categorized under financials—rebounded strongly amid the country's improving credit environment. We maintain this underweight, however, as we seek more attractive long-term investment opportunities outside of this sector.

Information technology and health care holdings were detractors to Fund performance due to intensified price competition among some IT companies as well as continued concerns over government policies impacting the health care industry such as price caps on certain drugs. However, the Fund maintains overweight positions in consumer-related sectors, information technology and health care as we believe these areas offer compelling secular growth.

China Overseas Grand Oceans Group, a Hong Kong-based property developer that focuses on expansion into smaller cities, was among the top contributors to performance during the quarter. The firm exemplifies an attribute of the companies we seek—those that benefit from China's long-term trend of rising household income. With experienced management and a solid financial position, the company delivered outstanding operating results despite a difficult environment for the property market. Given the wide disparity in development stages between inland and coastal cities, we believe the company is well-positioned to benefit from the trend of inland urbanization.

Challenges facing the market during the quarter included ongoing wage inflation that continued to shrink corporate margins. Lianhua Supermarket Holdings, a leading retail chain operator in eastern China reported weaker-than-expected results due to a sharp increase in staffing costs. However, this cost pressure was shared across the industry, and Lianhua has been proactive in its strategy of optimizing both its merchandise system and distribution network to achieve better operating efficiency. We continue to hold this position as we believe the company can strengthen its regional leadership and benefit from increasing domestic consumption.

China's economic growth appears to be moderating at a steady pace, and inflation seems to be well-contained. We believe a slowdown in growth could help China address some of the structural imbalances in its economy. While wage inflation may continue to pressure businesses, higher wages should lead to increasing domestic demand and better social stability. We remain focused on companies that we believe have a sustainable business model, competitive edge and talented management, and we are confident that small companies will continue to benefit from China's ongoing shift to a market economy.

52 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF MARCH 31, 2012

		Actual Return, Not Annualized
	3 Months	Inception 5/31/11
Investor Class (MCSMX)	9.38%	-22.90%
MSCI China Small Cap Index[3]	10.47%	-28.19%
Lipper China Funds Category Average[4]	9.99%	-17.51%

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

The performance data does not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 67 for index definition.

4  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS5

	Sector	% of Net Assets
Digital China Holdings, Ltd.	Information Technology	4.5%
Towngas China Co., Ltd.	Utilities	4.2%
China Overseas Grand Oceans Group, Ltd.	Financials	3.8%
Vinda International Holdings, Ltd.	Consumer Staples	3.3%
WuXi PharmaTech Cayman, Inc.	Health Care	3.3%
Television Broadcasts, Ltd.	Consumer Discretionary	3.2%
Yuexiu Transport Infrastructure, Ltd.	Industrials	3.2%
Haitian International Holdings, Ltd.	Industrials	3.1%
Ajisen China Holdings, Ltd.	Consumer Discretionary	3.1%
Zhuzhou CSR Times Electric Co., Ltd.	Industrials	3.0%
% OF ASSETS IN TOP TEN		34.7%

5  Holdings may combine more than one security from same issuer and related depositary receipts.

SECTOR ALLOCATION (%)

Consumer Discretionary	23.0
Industrials	20.4
Consumer Staples	15.1
Information Technology	13.2
Health Care	8.4
Financials	6.5
Materials	4.9
Utilities	4.2
Cash and Other Assets, Less Liabilities	4.3

COUNTRY ALLOCATION (%)

China/Hong Kong	92.2
Taiwan	3.5
Cash and Other Assets, Less Liabilities	4.3

MARKET CAP EXPOSURE (%)6,7

Large Cap (over $5B)	0.0
Mid Cap ($1B–$5B)	62.3
Small Cap (under $1B)	33.4
Cash and Other Assets, Less Liabilities	4.3

6  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

7  The Fund defines Small Companies as companies with market capitalization generally between $100 million and $3 billion.

matthewsasia.com | 800.789.ASIA 53

Matthews China Small Companies Fund  March 31, 2012

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 95.7%

	Shares	Value
CONSUMER DISCRETIONARY: 23.0%
Hotels, Restaurants & Leisure: 6.7%
Ajisen China Holdings, Ltd.	137,000	$181,057
Home Inns & Hotels Management, Inc. ADR[b]	4,300	109,693
Gourmet Master Co., Ltd.	12,400	103,012
		393,762
Distributors: 3.6%
Dah Chong Hong Holdings, Ltd.	112,000	118,904
Sparkle Roll Group, Ltd.[c]	1,032,000	94,441
		213,345
Textiles, Apparel & Luxury Goods: 3.5%
Trinity, Ltd.	168,000	138,235
Anta Sports Products, Ltd.	63,000	65,538
		203,773
Media: 3.2%
Television Broadcasts, Ltd.	28,000	189,040
Specialty Retail: 3.0%
Hengdeli Holdings, Ltd.	412,000	174,971
Diversified Consumer Services: 1.6%
TAL Education Group ADR[b]	8,600	95,718
Leisure Equipment & Products: 1.0%
Goodbaby International Holdings, Ltd.	161,000	56,553
Multiline Retail: 0.4%
PCD Stores Group, Ltd.	168,000	23,859
Total Consumer Discretionary		1,351,021
INDUSTRIALS: 20.4%
Machinery: 7.6%
Haitian International Holdings, Ltd.	165,000	184,422
Sany Heavy Equipment International Holdings Co., Ltd.	172,000	130,052
China National Materials Co., Ltd. H Shares	217,000	88,072
EVA Precision Industrial Holdings, Ltd.	228,000	42,378
		444,924
Electrical Equipment: 5.6%
Zhuzhou CSR Times Electric Co., Ltd. H Shares	69,000	176,520
Hangzhou Steam Turbine Co., Ltd. B Shares	116,323	151,072
		327,592
Transportation Infrastructure: 4.3%
Yuexiu Transport Infrastructure, Ltd.	372,000	185,839
Dalian Port PDA Co., Ltd. H Shares	270,000	69,275
		255,114
Industrial Conglomerates: 1.5%
Chongqing Machinery & Electric Co., Ltd. H Shares	480,000	89,770
Marine: 1.4%
SITC International Holdings Co., Ltd.	258,000	80,792
Total Industrials		1,198,192
	Shares	Value
CONSUMER STAPLES: 15.1%
Household Products: 5.8%
Vinda International Holdings, Ltd.	124,000	$191,709
NVC Lighting Holdings, Ltd.	405,000	150,442
		342,151
Food & Staples Retailing: 4.7%
Wumart Stores, Inc. H Shares	75,000	165,396
Lianhua Supermarket Holdings Co., Ltd. H Shares	96,000	108,934
		274,330
Food Products: 4.6%
Tenfu Cayman Holdings Co., Ltd.[b]	132,000	101,486
Shenguan Holdings Group, Ltd.	166,000	98,522
China Fishery Group, Ltd.[b]	80,000	73,836
		273,844
Total Consumer Staples		890,325
INFORMATION TECHNOLOGY: 13.2%
Electronic Equipment, Instruments & Components: 5.0%
Digital China Holdings, Ltd.	132,000	262,611
China High Precision Automation Group, Ltd.[c]	195,000	34,375
		296,986
Semiconductors & Semiconductor Equipment: 2.7%
Spreadtrum Communications, Inc. ADR	5,900	97,350
RDA Microelectronics, Inc. ADR[b]	5,600	61,908
		159,258
Communications Equipment: 1.9%
Comba Telecom Systems Holdings, Ltd.	199,500	110,610
Internet Software & Services: 1.9%
21Vianet Group, Inc. ADR[b]	9,700	110,095
Software: 1.7%
Kingdee International Software Group Co., Ltd.	414,000	99,944
Total Information Technology		776,893
HEALTH CARE: 8.4%
Life Sciences Tools & Services: 3.3%
WuXi PharmaTech Cayman, Inc. ADR[b]	13,300	191,520
Pharmaceuticals: 2.6%
Sino Biopharmaceutical	512,000	137,211
The United Laboratories International Holdings, Ltd.	36,000	17,914
		155,125
Health Care Equipment & Supplies: 2.5%
China Kanghui Holdings, Inc. ADR[b]	7,600	144,476
Total Health Care		491,121

54 MATTHEWS ASIA FUNDS

Matthews China Small Companies Fund  March 31, 2012

Schedule of Investmentsa (unaudited) (continued)

COMMON EQUITIES (continued)

	Shares	Value
FINANCIALS: 6.5%
Real Estate Management & Development: 6.5%
China Overseas Grand Oceans Group, Ltd.	204,500	$224,019
Franshion Properties China, Ltd.	604,000	155,565
Total Financials		379,584
MATERIALS: 4.9%
Containers & Packaging: 3.1%
Taiwan Hon Chuan Enterprise Co., Ltd.	47,535	108,012
Greatview Aseptic Packaging Co., Ltd.[b]	148,000	77,790
		185,802
Chemicals: 1.8%
Yip's Chemical Holdings, Ltd.	144,000	103,761
Total Materials		289,563
UTILITIES: 4.2%
Gas Utilities: 4.2%
Towngas China Co., Ltd.	344,000	249,485
Total Utilities		249,485
TOTAL INVESTMENTS: 95.7%		5,626,184
(Cost $6,359,734d)
CASH AND OTHER ASSETS, LESS LIABILITIES: 4.3%		254,866
NET ASSETS: 100.0%		$5,881,050

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Non-income producing security.

c  Illiquid security.

d  Cost for federal income tax purposes is $6,364,996 and net unrealized depreciation consists of:

Gross unrealized appreciation	$265,846
Gross unrealized depreciation	(1,004,658)
Net unrealized depreciation	($738,812)

ADR  American Depositary Receipt

See accompanying notes to schedules of investments.

matthewsasia.com | 800.789.ASIA 55

ASIA SPECIALTY STRATEGY

PORTFOLIO MANAGERS

J. Michael Oh, CFA

Lead Manager

Lydia So

Co-Manager

FUND FACTS

Investor Class
Ticker	MATFX
CUSIP	577130883
Inception	12/27/99
NAV	$9.30
Initial Investment	$2,500
Gross Expense Ratio[1]	1.21%

Portfolio Statistics

Total # of Positions	58
Net Assets	$157.8 million
Weighted Average Market Cap	$25.1 billion
Portfolio Turnover	65.47%[2]

Benchmark

MSCI AC Asia IT and Telecom Services Index

Redemption Fee

2% within first 90 calendar days of purchase

OBJECTIVE

Long-term capital appreciation.

STRATEGY

Under normal market conditions, the Fund seeks to achieve its investment objective by investing at least 80% of its total net assets, which include borrowings for investment purposes, in the common and preferred stocks of companies located in Asia that derive more than 50% of their revenues from the sale of products or services in science- and technology-related industries and services.

1  Matthews Asia Funds does not charge 12b-1 fees.

2  The lesser of fiscal year 2011 long-term purchase costs or sales proceeds divided by the average monthly market value of long-term securities.

Matthews Asia Science and Technology Fund

Portfolio Manager Commentary

For the quarter ending March 31, 2012, the Matthews Asia Science and Technology Fund returned 13.97%, outperforming its benchmark, the MSCI Asia IT and Telecom Services Index, which gained 12.72%.

Regional markets, including Asia's science and technology industries, performed well overall during the first quarter, encouraged by signs of further recovery in the global economy. The Fund outperformed its benchmark primarily due to its underweight in the telecommunication services sector. While the sector had shown strong gains over much of the past two years, during the first quarter, it underperformed. Telecom businesses tend to have a relatively defensive nature and their equities may lag amid market rallies when investors tend to favor growth companies.

During the quarter, Samsung Electronics was a top contributor, with impressive growth from strong smartphone sales. Recently, one of the firm's key competitors in dynamic random access memory (DRAM) filed for bankruptcy, further strengthening Samsung's position in the industry. Samsung is now among the few major smartphone makers to produce all of its key phone components in-house, from displays to processors, giving the firm the advantage of being able to integrate the latest technology quickly. We expect this benefit to further solidify Samsung's position and profitability in the mobile device industry.

Among the Fund's worst performers during the quarter was Kakaku.com, a Tokyo-based Internet company that offers various online services including travel and restaurant review sites. Kakaku.com, which had previously posted strong gains, underperformed other Internet companies in the region this quarter as its monthly sales growth slowed and investors took profits. However, we have maintained our position in Kakaku.com as we are optimistic about the long-term growth potential of Japan's Internet industry and expect the firm to continue to do well.

On a country basis, China performed strongly as concerns eased over a potential hard landing for the country. Taiwan also performed well as its hardware industry recovered from last year's poor performance. The personal computing industry showed some signs of recovery, boosting Taiwan's more PC-reliant technology sector during the quarter. However, risks remain as smartphones and other mobile devices are expected to negatively impact PC sales going forward. We continue to closely monitor the development of mobile devices and the weakness in the personal computing industry.

We believe that Asia's technology sector is well-positioned to benefit from ongoing global recovery and anticipate that sales of smartphones and other mobile devices should remain strong this year. We expect the Internet industry to be one of the biggest beneficiaries of this trend as smartphone users increasingly spend time online. Singapore has the world's highest smartphone penetration rate per capita, followed by Hong Kong. We expect the smartphone market to expand quickly in emerging Asian markets such as China as phones in these countries become more affordable.

However, looking ahead, there are risks that remain. Europe's debt crisis has not been fully resolved and a recovery in the demand for IT products and services remains fragile. As the global recovery picks up, Asia's technology sector should also rise over the near term, although the sector could remain highly volatile in the current uncertain environment. We remain optimistic over the long-term growth potential of Asia's science and technology industries, and believe that ongoing wage inflation should continue to drive demand for IT products and services as companies utilize technology to enhance productivity growth.

Sector funds may be subject to a higher degree of market risk than diversified funds because of a concentration in a specific sector. The Fund's value may be affected by changes in the science and technology-related industries.

56 MATTHEWS ASIA FUNDS

PERFORMANCE AS OF MARCH 31, 2012

					Average Annual Total Returns
	3 Months	1 Year	3 Years	5 Years	10 Years	Inception 12/27/99
Investor Class (MATFX)	13.97%	-6.46%	25.93%	3.55%	8.41%	-0.10%
MSCI AC Asia IT and Telecom Services Index[3]	12.72%	1.94%	20.17%	1.96%	5.05%	-3.96%[4]
Lipper Global Science and Technology Funds Category Average[5]	18.96%	3.27%	26.53%	7.04%	6.68%	-1.67%[4]

Performance assumes reinvestment of all dividends and/or distributions before taxes. All performance quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate with market conditions so that when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the return figures quoted. Returns would have been lower if certain of the Fund's fees and expenses had not been waived. For the Fund's most recent month-end performance visit matthewsasia.com.

GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

Plotted monthly. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions or redemption of Fund shares. Values are in US$.

3  It is not possible to invest directly in an index. Source: Index data from Morgan Stanley Capital International and Bloomberg; total return calculations performed by BNY Mellon Investment Servicing (US) Inc. Please see page 67 for index definition.

4  Calculated from 12/31/99.

5  The Lipper Category Average does not reflect sales charges and is based on total return, including reinvestment of dividends and capital gains for the stated periods.

TOP TEN HOLDINGS6

	Country	% of Net Assets
Baidu, Inc.	China/Hong Kong	7.6%
Samsung Electronics Co., Ltd.	South Korea	6.9%
Taiwan Semiconductor Manufacturing Co., Ltd.	Taiwan	2.7%
Digital China Holdings, Ltd.	China/Hong Kong	2.7%
Spreadtrum Communications, Inc.	China/Hong Kong	2.6%
Hon Hai Precision Industry Co., Ltd.	Taiwan	2.6%
Sunny Optical Technology Group Co., Ltd.	China/Hong Kong	2.4%
NHN Corp.	South Korea	2.3%
Info Edge India, Ltd.	India	2.3%
Hitachi, Ltd.	Japan	2.3%
% OF ASSETS IN TOP TEN		34.4%

COUNTRY ALLOCATION (%)7

China/Hong Kong	31.3
Japan	19.2
Taiwan	19.2
South Korea	19.0
India	4.4
United States	2.1
Malaysia	1.5
Indonesia	1.4
Vietnam	0.6
Cash and Other Assets, Less Liabilities	1.3

SECTOR ALLOCATION (%)

Information Technology	65.9
Industrials	10.8
Health Care	7.6
Materials	5.0
Consumer Discretionary	5.0
Telecommunication Services	3.0
Financials	1.4
Cash and Other Assets, Less Liabilities	1.3

MARKET CAP EXPOSURE (%)8

Large Cap (over $5B)	49.8
Mid Cap ($1B–$5B)	22.2
Small Cap (under $1B)	26.7
Cash and Other Assets, Less Liabilities	1.3

6  Holdings may combine more than one security from same issuer and related depositary receipts.

7  The United States is not included in the MSCI AC Asia IT and Telecom Services Index.

8  Source: FactSet Research Systems. Percentage values in data are rounded to the nearest tenth of one percent; the values may not sum to 100% due to rounding.

matthewsasia.com | 800.789.ASIA 57

Matthews Asia Science and Technology Fund  March 31, 2012

Schedule of Investmentsa (unaudited)

COMMON EQUITIES: 98.7%

	Shares	Value
CHINA/HONG KONG: 31.3%
Baidu, Inc. ADR[b]	81,800	$11,923,986
Digital China Holdings, Ltd.	2,127,000	4,231,621
Spreadtrum Communications, Inc. ADR	247,400	4,082,100
Sunny Optical Technology Group Co., Ltd.	10,264,000	3,766,880
21Vianet Group, Inc. ADR[b]	282,701	3,208,656
ZTE Corp. H Shares	924,944	2,493,420
China Mobile, Ltd. ADR	44,600	2,456,568
Airtac International Group	467,000	2,442,620
WuXi PharmaTech Cayman, Inc. ADR[b]	160,900	2,316,960
AAC Technologies Holdings, Inc.	822,000	2,238,868
NetEase.com, Inc. ADR[b]	38,300	2,225,230
51job, Inc. ADR[b]	32,800	1,865,008
Sinopharm Group Co., Ltd. H Shares	658,400	1,841,928
Sany Heavy Equipment International Holdings Co., Ltd.	1,989,000	1,503,913
Kingdee International Software Group Co., Ltd.	5,176,000	1,249,541
EVA Precision Industrial Holdings, Ltd.	6,274,000	1,166,137
Ctrip.com International, Ltd. ADR[b]	16,726	361,950
Total China/Hong Kong		49,375,386
TAIWAN: 19.2%
Taiwan Semiconductor Manufacturing Co., Ltd.	1,483,933	4,266,272
Hon Hai Precision Industry Co., Ltd.	1,043,982	4,064,395
St. Shine Optical Co., Ltd.	217,000	2,822,086
Synnex Technology International Corp.	1,127,447	2,807,146
Simplo Technology Co., Ltd.	367,980	2,788,527
TXC Corp.	1,733,198	2,749,457
Chroma ATE, Inc.	981,360	2,512,337
Delta Electronics, Inc.	738,000	2,172,211
PChome Online, Inc.	311,000	1,758,310
Foxconn Technology Co., Ltd.	412,350	1,714,264
Largan Precision Co., Ltd.	70,000	1,386,316
Asustek Computer, Inc.	135,000	1,278,273
Total Taiwan		30,319,594
JAPAN: 19.2%
Hitachi, Ltd.	549,000	3,551,992
FANUC Corp.	18,000	3,224,073
Nabtesco Corp.	144,700	2,996,270
Toshiba Corp.	644,000	2,860,183
Asahi Intecc Co., Ltd.	107,500	2,703,534
Tokyo Electron, Ltd.	41,500	2,393,071
Murata Manufacturing Co., Ltd.	39,200	2,338,832
Hamamatsu Photonics, K.K.	59,100	2,248,897
Hoya Corp.	99,400	2,244,675
SMC Corp.	13,500	2,160,414
Rakuten, Inc.	1,926	2,018,839
Kakaku.com, Inc.	58,500	1,532,333
Total Japan		30,273,113
	Shares	Value
SOUTH KOREA: 19.0%
Samsung Electronics Co., Ltd.	9,629	$10,862,040
NHN Corp.	16,087	3,692,277
Cheil Industries, Inc.	36,419	3,087,216
LG Chem, Ltd.	8,188	2,680,660
Kiwoom Securities Co., Ltd.	35,695	2,238,565
OCI Materials Co., Ltd.	36,176	2,204,826
Samsung Electro-Mechanics Co., Ltd.	24,640	2,180,144
JVM Co., Ltd.[b]	43,232	1,652,963
SBS Contents Hub Co., Ltd.	138,152	1,319,011
Total South Korea		29,917,702
INDIA: 4.4%
Info Edge India, Ltd.	250,840	3,599,765
Exide Industries, Ltd.	589,037	1,724,033
Polaris Financial Technology, Ltd.	509,408	1,640,460
Multi Commodity Exchange of India, Ltd.[b]	1,540	38,398
Total India		7,002,656
UNITED STATES: 2.1%
Cognizant Technology Solutions Corp. Class Ab	44,100	3,393,495
Total United States		3,393,495
MALAYSIA: 1.5%
KPJ Healthcare BHD	1,384,000	2,329,246
Total Malaysia		2,329,246
INDONESIA: 1.4%
PT Telekomunikasi Indonesia Persero ADR	75,000	2,277,000
Total Indonesia		2,277,000
VIETNAM: 0.6%
FPT Corp.	330,960	920,634
Total Vietnam		920,634
TOTAL INVESTMENTS: 98.7%		155,808,826
(Cost $135,723,725c)
CASH AND OTHER ASSETS, LESS LIABILITIES: 1.3%		2,002,180
NET ASSETS: 100.0%		$157,811,006

a  Certain securities were fair valued under the discretion of the Board of Trustees (Note A).

b  Non-income producing security.

c  Cost for federal income tax purposes is $135,820,760 and net unrealized appreciation consists of:

Gross unrealized appreciation	$31,484,575
Gross unrealized depreciation	(11,496,509)
Net unrealized appreciation	$19,988,066

ADR  American Depositary Receipt

BHD  Berhad

See accompanying notes to schedules of investments.

58 MATTHEWS ASIA FUNDS

Notes to Schedules of Investments (unaudited)

A.  SECURITY VALUATION: Matthews Asia Funds' (each a "Fund, collectively the "Funds") exchange-traded securities are valued based on market quotations for those securities, or on their fair value determined by or under the direction of the Funds' Board of Trustees (the "Board"). Market quotations are provided by pricing services that are independent of the Funds and Matthews. Foreign exchange-traded securities are valued as of the close of trading on the primary exchange on which they trade. Securities that trade in over-the-counter markets, including most debt securities (bonds), may be valued by other third-party vendors or by using indicative bid quotations from bond dealers or market makers, or other available market information, or on their fair value as determined by or under the direction of the Board. Financial futures contracts traded on exchanges are valued at their settlement price. Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined at the close of business on the New York Stock Exchange ("NYSE"). Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. The Funds may also utilize independent pricing services to assist them in determining a current market value for each security based on sources believed to be reliable.

The books and records of the Funds are maintained in U.S. dollars. Transactions, portfolio securities, and assets and liabilities denominated in a foreign currency are translated and recorded in U.S. dollars at the prevailing exchange rate as of the close of trading on the NYSE. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Funds do not isolate that portion of gains and losses on investments in equity securities that is due to changes in foreign exchange rates from that which is due to changes in market prices of equity securities.

Market values for equity securities are determined based on quotations from the principal (or most advantageous) market on which the security is traded. Market quotations used by the Funds include last reported sale prices, or, if such prices are not reported or available, bid and ask prices. Securities are valued through valuations obtained from a commercial pricing service or by securities dealers in accordance with procedures established by the Board.

The Board has delegated the responsibility of making fair value determinations to the Funds' Valuation Committee (the "Valuation Committee") subject to the Funds' Pricing Policies. When fair value pricing is employed, the prices of securities used by a Fund to calculate its Net Asset Value ("NAV") may differ from any quoted or published prices for the same securities for that day. All fair value determinations are made subject to the Board's oversight. Events affecting the value of foreign investments may occur between the time at which they are determined and when the Funds calculate their NAV, which is normally the close of trading on the NYSE. If such events render market quotations unreliable, and the impact of such events can be reasonably determined, the investments will be valued at their fair value. The fair value of a security held by the Funds may be determined using the services of third-party pricing services retained by the Funds or by the Valuation Committee, in either case subject to the Board's oversight.

Foreign securities held by the Funds may be traded on days and at times when the NYSE is closed. Accordingly, the NAV of the Funds may be significantly affected on days when shareholders have no access to the Funds.

B.  FAIR VALUE MEASUREMENTS: In accordance with the guidance on fair value measurements and disclosures under generally accepted accounting principles in the United States ("U.S. GAAP"), the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). Various inputs are used in determining the fair value of investments and derivative financial instruments, which are as follows:

Level 1: Quoted prices in active markets for identical securities.

Level 2: Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3: Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

As of March 31, 2012, Level 3 securities consist primarily of equities that, as of March 31, 2012, were suspended from trading. As described in Note A, these securities are valued based on their fair value as determined under the direction of the Board. The significant unobservable inputs, the methodology used for valuing such securities, and the characterization of such securities as Level 3 securities are not necessarily an indication of liquidity, or the risk associated with investing in these securities. Level 2 equity securities consist primarily of securities that have been fair valued by third-party pricing services (see Note A).

matthewsasia.com | 800.789.ASIA 59

Notes to Schedules of Investments (continued)

The summary of inputs used to determine the fair valuation of the Fund's investments and derivative financial instruments as of March 31, 2012 is as follows:

	Matthews Asia Strategic Income Fund	Matthews Asian Growth and Income Fund	Matthews Asia Dividend Fund	Matthews Asia Growth Fund	Matthews Pacific Tiger Fund
Level 1: Quoted Prices
Common Equities:
Australia	$—	$—	$105,306,317	$—	$—
China/Hong Kong	—	49,874,940	80,598,564	20,018,662	309,701,952
India	—	—	—	46,302	23,419,365
Indonesia	—	35,023,296	21,787,368	—	11,406,252
South Korea	—	28,605,323	—	—	—
Taiwan	—	106,843,804	91,517,174	—	—
United Kingdom	—	91,014,282	74,299,583	—	—
Vietnam	—	25,558,772	—	6,901,025	52,099,185
Preferred Equities:
South Korea	—	33,928,071	—	—	—
Warrants:
India	—	6,181,268	—	—	—
Closed-End Investment Company:
Thailand	—	—	6,989,999	—	—
Level 2: Other Significant Observable Inputs
Foreign Government Obligations:
Indonesia	2,244,714	—	—	—	—
Malaysia	1,694,877	—	—	—	—
Philippines	1,790,168	—	—	—	—
South Korea	1,363,953	—	—	—	—
Sri Lanka	370,125	—	—	—	—
Thailand	491,180	—	—	—	—
Corporate Bonds:
Australia	602,090	24,929,730	—	—	—
China/Hong Kong	3,877,937	158,030,832	—	—	—
India	—	123,190,250	—	—	—
Indonesia	897,750	—	—	—	—
Japan	238,182	—	—	—	—
Malaysia	369,104	22,634,500	—	—	—
Philippines	1,088,164	—	—	—	—
Singapore	1,096,067	130,422,975	—	—	—
South Korea	1,103,419	—	—	—	—
Thailand	879,155	—	—	—	—
Common Equities:
Australia	—	264,254,137	141,887,279	19,483,314	—
Cambodia	—	—	—	8,098,588	—
China/Hong Kong	388,450	475,345,218	686,295,685	80,521,830	1,509,784,529
India	—	—	—	25,064,836	850,587,347
Indonesia	—	59,036,912	66,220,879	23,636,339	491,836,307
Japan	—	256,480,591	609,115,978	127,092,125	—
Malaysia	—	168,503,005	2,685,701	4,408,856	297,815,006
Philippines	211,378	54,575,537	45,018,853	—	147,014,045
Singapore	398,827	489,473,985	292,386,891	14,610,309	135,209,388
South Korea	—	65,706,773	122,966,358	4,242,017	836,750,607
Sri Lanka	—	—	—	6,929,907	—
Taiwan	—	92,696,509	146,056,061	15,915,747	469,935,338
Thailand	304,541	280,556,616	157,448,949	27,599,538	405,404,161
United Kingdom	212,880	—	—	—	—
Vietnam	—	37,292,204	—	1,912,713	—
Preferred Equities:
South Korea	—	66,454,927	—	—	—
Level 3: Significant Unobservable Inputs
Corporate Bonds	—	42,547,060	—	—	—
Total Market Value of Investments	$19,622,961	$3,189,161,517	$2,650,581,639	$386,482,108	$5,540,963,482

60 MATTHEWS ASIA FUNDS

Notes to Schedules of Investments (continued)

Matthews Asia Strategic Income Fund
Derivative Financial Instruments[1]
Assets
Level 2: Other Significant Observable Inputs
Foreign Currency Exchange Contracts	$11,525
Liabilities
Level 1: Quoted Prices
Interest Rate Contracts	($32,450)
Level 2: Other Significant Observable Inputs
Foreign Currency Exchange Contracts	(6,169)
Total Market Value of Derivative Financial Instruments	($27,094)

1  Derivative financial instruments are financial futures contracts and foreign currency exchange contracts. Financial futures contracts and foreign currency exchange contracts are valued at the unrealized appreciation/depreciation on the instrument.

	Matthews China Dividend Fund	Matthews China Fund	Matthews India Fund	Matthews Japan Fund	Matthews Korea Fund	Matthews China Small Companies Fund
Investments
Level 1: Quoted Prices
Common Equities:
Consumer Discretionary	$—	$108,068,396	$—	$—	$—	$205,411
Energy	1,881,400	—	—	—	—	—
Financials	1,604,530	19,630,648	13,161,460	1,193,017	—	—
Health Care	—	46,420,705	—	—	—	335,996
Information Technology	—	63,076,790	13,583,348	—	—	269,353
Materials	—	—	—	—	6,352,830	—
Telecommunication Services	1,858,207	28,768,284	—	—	—	—
Preferred Equities:
Financials	—	—	—	—	2,612,794	—
Level 2: Other Significant Observable Inputs
Common Equities:
Consumer Discretionary	6,299,940	413,656,984	79,529,716	32,324,544	45,216,248	1,051,169
Consumer Staples	2,013,496	297,316,680	79,477,698	6,743,667	18,047,561	890,325
Energy	752,905	167,465,254	9,594,708	—	4,357,974	—
Financials	2,466,744	469,612,433	156,135,300	13,130,203	32,493,556	379,584
Health Care	936,361	42,900,359	39,570,797	11,374,762	3,741,817	155,125
Industrials	3,687,415	207,570,757	122,969,535	32,737,886	19,437,803	1,198,192
Information Technology	3,971,749	245,453,021	68,631,737	20,413,537	46,143,994	473,165
Materials	2,243,626	—	73,262,037	5,209,888	12,405,624	289,563
Telecommunication Services	—	103,895,093	—	1,184,192	1,092,850	—
Utilities	2,328,858	143,377,853	33,603,948	—	—	249,485
Preferred Equities:
Consumer Discretionary	—	—	—	—	4,846,592	—
Materials	—	—	—	—	1,787,581	—
Corporate Bonds:
Materials	—	—	13,110,000	—	—	—
Utilities	—	—	7,665,350	—	—	—
Level 3: Significant Unobservable Inputs
Common Equities:
Consumer Discretionary	—	17,816,850	—	—	—	94,441
Information Technology	—	—	—	—	—	34,375
Total Market Value of Investments	$30,045,231	$2,375,030,107	$710,295,634	$124,311,696	$198,537,224	$5,626,184

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Notes to Schedules of Investments (continued)

	Matthews Asia Small Companies Fund	Matthews Asia Science and Technology Fund
Level 1: Quoted Prices
Common Equities:
China/Hong Kong	$6,678,233	$28,440,458
India	—	38,398
Indonesia	—	2,277,000
Singapore	4,395,863	—
United States	—	3,393,495
Vietnam	—	920,634
Warrants:
Malaysia	106,559	—
Level 2: Other Significant Observable Inputs
Common Equities:
China/Hong Kong	95,288,594	20,934,928
India	53,742,497	6,964,258
Indonesia	24,400,387	—
Japan	—	30,273,113
Malaysia	19,053,430	2,329,246
Philippines	3,712,377	29,917,702
Singapore	5,267,883	—
South Korea	44,129,914	—
Taiwan	54,095,945	30,319,594
Thailand	15,903,566	—
Level 3: Significant Unobservable Inputs
Common Equities:
China/Hong Kong	1,811,157	—
Total Market Value of Investments	$328,586,405	$155,808,826

Certain foreign securities may be fair valued by external pricing services when the Funds determine that events affecting the value of foreign securities which occur between the time at which they are determined and the close of trading on the NYSE render market quotations unreliable. Such fair valuations are categorized as Level 2 in the fair value hierarchy. Foreign securities that are valued based on market quotations are categorized as Level 1 in the fair value hierarchy (See Note A Securities Valuation). The Funds' policy is to recognize transfers in and transfers out as of the beginning of the reporting period. At March 31, 2012, the Funds utilized third party pricing services to fair value certain markets which were different than markets which utilized third party pricing services at December 31, 2011. As a result, certain securities held by the Funds were transferred from Level 2 into Level 1 with beginning of period values as follows:

Transfer to Level 2 from Level 1
Matthews Asia Strategic Income Fund	$926,898
Matthews Asian Growth and Income Fund	1,602,840,386
Matthews Asia Dividend Fund	1,641,968,272
Matthews China Dividend Fund	20,624,620
Matthews Asia Growth Fund	241,820,115
Matthews Pacific Tiger Fund	3,248,561,809
Matthews China Fund	1,841,746,682
Matthews India Fund	520,405,386
Matthews Japan Fund	101,603,091
Matthews Korea Fund	8,509,151
Matthews Asia Small Companies Fund	188,830,256
Matthews China Small Companies Fund	3,517,045
Matthews Asia Science and Technology Fund	76,554,488

62 MATTHEWS ASIA FUNDS

Notes to Schedules of Investments (continued)

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine value:

	Matthews Asia Strategic Income Fund	Matthews Asia Strategic Income Fund	Matthews Asian Growth and Income Fund	Matthews India Fund
	Corporate Bonds	Foreign Government Obligations	Corporate Bonds	Corporate Bonds
Balance as of 12/31/11 (market value)	$4,268,354	$6,569,135	$468,582,867	$40,219,200
Accrued discounts/premiums	—	—	764,677	—
Realized gain/(loss)	—	—	—	—
Change in unrealized appreciation/depreciation	—	—	1,836,992	—
Purchases	—	—	—	—
Sales	—	—	—	—
Transfers in to Level 3*	—	—	—	—
Transfers out of Level 3*	(4,268,354)	(6,569,135)	(428,637,476)	(40,219,200)
Balance as of 3/31/12 (market value)	$—	$—	$42,547,060	$—
Net change in unrealized appreciation/depreciation on Level 3 investments held as of 3/31/12	$—	$—	$1,836,993	$—

	Matthews China Fund	Matthews Asia Small Companies Fund	Matthews China Small Companies Fund
	Common Equities-China	Common Equities-China	Common Equities- Information Technology
Balance as of 12/31/11 (market value)	$—	$3,040,262	$37,218
Accrued discounts/premiums	—	—	—
Realized gain/(loss)	—	—	—
Change in unrealized appreciation/depreciation	(4,832,223)	(1,229,105)	(7,498)
Purchases	—	—	11,027
Sales	—	—	—
Transfers in to Level 3*	22,649,073	—	88,069
Transfers out of Level 3*	—	—	—
Balance as of 3/31/12 (market value)	$17,816,850	$1,811,157	$128,816
Net change in unrealized appreciation/depreciation on Level 3 investments held as of 3/31/12	($4,832,223)	($1,229,105)	($77,062)

*  The Fund's policy is to recognize transferring in and out as of the beginning of the reporting period.

Certain foreign securities, for which market quotations are not readily available, may be fair valued and classified as either Level 2 or Level 3. When the underlying inputs include significant observable inputs obtained from sources independent of the Funds, the securities are classified as Level 2. When the underlying inputs include significant unobservable inputs and reflect assumptions of market participants, the securities are classified as Level 3. As of March 31, 2012, the Funds utilized significant observable inputs including evaluated prices from the Funds' pricing vendors, day-on-day price changes, primary and ancillary pricing sources, and other available independent market indicators of value. As a result, certain securities held by the Funds that were previously classified as Level 3 were transferred to Level 2. As of March 31, 2012, certain equity securities that were suspended from trading were transferred into Level 3 from Level 1.

C.  DERIVATIVE FINANCIAL INSTRUMENTS

Matthews Asia Strategic Income Fund engages in various portfolio investment strategies using derivative contracts to economically hedge its exposure to foreign currency exchange rate and interest rate risk. Losses may arise if the value of the contracts decrease due to an unfavorable change in the market rates or values of the underlying instruments or if the counterparties does not perform under the contracts. The Fund's primary risks associated with the use of derivatives include the other party to the derivative contract may fail to fulfill its obligation, reduced liquidity, the Fund may suffer disproportionate heavy losses relative to the amount invested, and changes in the value of the derivatives may not match or fully offset changes in the value of the hedged portfolio securities, thereby failing to achieve the original purpose for using the derivative.

Financial Futures Contracts: Matthews Asia Strategic Income Fund may purchase financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on settlement date. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Fund as

matthewsasia.com | 800.789.ASIA 63

Notes to Schedules of Investments (continued)

unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Forward Foreign Currency Exchange Contracts: Matthews Asia Strategic Income Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that the counterparty to the contract does not perform its obligations under the agreement.

D.  HOLDINGS OF 5% VOTING SHARES OF PORTFOLIO COMPANIES

The Investment Company Act of 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting shares. During the period ended March 31, 2012, the Funds below held 5% or more of the outstanding voting shares of the noted portfolio companies. During this period, other Funds in the Trust may also have held voting shares of the issuers at levels below 5%.

Investments in affiliates:
A summary of transactions in securities of issuers affiliated with a Fund for the period ended March 31, 2012 is set forth below:

	Shares Held at Dec. 31, 2011	Shares Purchased	Shares Sold	Shares Held at Mar. 31, 2012	Value at Mar. 31, 2012
MATTHEWS ASIAN GROWTH AND INCOME FUND
Name of Issuer:
Citic Telecom International Holdings, Ltd.	132,231,000	—	—	132,231,000	$26,570,759
Vitasoy International Holdings, Ltd.	51,771,000	—	—	51,771,000	40,121,517
Total Affiliates					$66,692,276
MATTHEWS ASIA DIVIDEND FUND
Name of Issuer:
Ascendas India Trust	46,280,000	—	—	46,280,000	$30,584,967
CapitaRetail China Trust, REIT	38,501,000	1,652,000	—	40,153,000	39,485,822
EPS Corp.	14,592	—	—	14,592	32,221,860
Johnson Health Tech Co., Ltd.	11,713,100	889,000	—	12,602,100	39,156,596
Pigeon Corp.	1,381,300	120,500	—	1,501,800	56,062,371
Sichuan Expressway Co., Ltd. H Shares	65,612,000	4,070,000	—	69,682,000	25,236,638
Shinko Plantech Co., Ltd.	2,400,200	650,000	—	3,050,200	26,105,341
TXC Corp.	21,549,524	—	—	21,549,524	34,185,064
Woongjin Thinkbig Co., Ltd.	2,079,870	—	—	2,079,870	23,405,622
Total Affiliates					$306,444,281
MATTHEWS PACIFIC TIGER FUND
Name of Issuer:
Cheil Worldwide, Inc.	5,916,350	—	—	5,916,350	$94,699,002
Green Cross Corp.	684,049	20,000	—	704,049	78,731,259
Hyflux, Ltd.	28,487,280	20,048,000	—	48,535,280	57,848,085
MegaStudy Co., Ltd.	396,412	—	—	396,412	40,863,124
Yuhan Corp.	584,138	—	—	584,138	60,885,359
Total Affiliates					$333,026,829
MATTHEWS CHINA FUND
Name of Issuer:
Lianhua Supermarket Holdings Co., Ltd. H Shares	28,947,800	—	—	28,947,800	$32,848,062
Total Affiliates					$32,848,062

E. OTHER TRANSACTIONS WITH AFFILIATES

The Funds entered into transactions with J.P. Morgan Chase Bank, N.A., including its subsidiaries and affiliates ("J.P. Morgan") acting as a broker-dealer for the purchase and sale of portfolio investments on an agency basis. The aggregate value of such transactions with J.P. Morgan by the Funds in 2012 was $86,882. In addition, pursuant to an Administrative Fee Agreement dated July 1, 2009, the Funds received certain shareholder, administrative and sub-transfer agency services from J.P. Morgan (including transmission of purchase and redemption orders in accordance with the Funds' prospectuses; maintenance of separate records for its clients; mailing of shareholder confirmations and periodic statements; processing dividend payments; and shareholder information and support). Pursuant to the agreement with J.P. Morgan, the Funds paid J.P. Morgan $238,467 for such services.

64 MATTHEWS ASIA FUNDS

Notes to Schedules of Investments (continued)

F.  TAX INFORMATION: Under current tax law, the Funds have elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2012.

	Post October Capital Losses	Post October Currency Losses
Matthews Asia Strategic Income Fund	$410	$—
Matthews Asian Growth and Income Fund	13,790,791	7,343,712
Matthews Asia Growth Fund	5,622,994	807,738
Matthews Pacific Tiger Fund	—	66,556
Matthews China Fund	33,012,775	—
Matthews India Fund	—	90,831
Matthews Japan Fund	3,352,918	19,415
Matthews Korea Fund	—	10,635
Matthews Asia Small Companies Fund	—	99,789
Matthews China Small Companies Fund	29,356	—
Matthews Asia Science and Technology Fund	262,214	401

For federal income tax purposes, the Funds indicated below have capital loss carryforwards as of December 31, 2011, which expire in the year indicated, which are available to offset future capital gains, if any:

LOSSES DEFERRED EXPIRING IN:	2016	2017	With No Expiration	Total
Matthews Asia Dividend Fund	$—	$—	$54,055,529	$54,055,529
Matthews China Dividend Fund	—	—	701,462	701,462
Matthews Asia Growth Fund	1,000,383	58,248,975	—	59,249,358
Matthews Japan Fund	30,079,024	44,032,426	1,382,944	75,494,394
Matthews China Small Companies Fund	—	—	87,134	87,134
Matthews Asia Science and Technology Fund	—	10,593,274	—	10,593,274

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years, which generally expire after eight years from when they are incurred. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For additional information regarding the accounting policies of the Matthews Asia Funds, refer to the most recent financial statements in the N-CSR filing at www.sec.gov.

matthewsasia.com | 800.789.ASIA 65

Disclosures

Fund Holdings: The Fund holdings shown in this report are as of March 31, 2012. Holdings are subject to change at any time, so holdings shown in this report may not reflect current Fund holdings. The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission (the "SEC") for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is filed with the SEC within 60 days of the end of the quarter to which it relates, and is available on the SEC's website at www.sec.gov. It may also be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. Complete schedules of investments are also available without charge, upon request, from the Funds by calling us at 800.789.ASIA (2472).

Proxy Voting Record: The Funds' Statement of Additional Information containing a description of the policies and procedures that the Funds have used to vote proxies relating to portfolio securities, along with each Fund's proxy voting record relating to portfolio securities held during the most recent 12-month period ended June 30, is available upon request, at no charge, at the Funds' website at matthewsasia.com or by calling 800.789.ASIA (2742), or on the SEC's website at www.sec.gov.

Shareholder Reports and Prospectuses: To reduce the Funds' expenses, we try to identify related shareholders in a household and send only one copy of the Funds' prospectus and financial reports to that address. This process, called "householding," will continue indefinitely unless you instruct us otherwise. At any time you may view the Funds' current prospectus, summary prospectus and financial reports on our website. If you prefer to receive individual copies of the Funds' prospectus or financial reports, please call us at 800.789.ASIA (2742).

Redemption Fee Policy: The Funds assess a redemption fee of 2.00% on the total redemption proceeds on most sales or exchanges of shares that take place within 90 calendar days after their purchase as part of the Funds' efforts to discourage short-term trading activity. This fee is payable directly to the Funds. For purposes of determining whether the redemption fee applies, the shares that have been held longest will be redeemed first. The Funds may grant exemptions from the redemption fee in certain circumstances. For more information on this policy, please see the Funds' prospectus.

66 MATTHEWS ASIA FUNDS

Index Definitions

The HSBC Asian Local Bond Index (ALBI) tracks the total return performance of a bond portfolio consisting of local-currency denominated, high quality and liquid bonds in Asia ex-Japan. The ALBI includes bonds from the following countries: Korea, Hong Kong, India, Singapore, Taiwan, Malaysia, Thailand, Philippines, Indonesia and China.

The J.P. Morgan Asia Credit Index (JACI) tracks the total return performance of the Asia fixed-rate dollar bond market. JACI is a market cap-weighted index comprising sovereign, quasi-sovereign and corporate bonds and is partitioned by country, sector and credit rating. JACI includes bonds from the following countries: China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Thailand and Singapore.

The MSCI All Country Asia ex Japan Index is a free float–adjusted market capitalization–weighted index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI All Country Asia Pacific Index is a free float– adjusted market capitalization–weighted index of the stock markets of Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI China Index is a free float–adjusted market capitalization–weighted index of Chinese equities that includes China-affiliated corporations and H shares listed on the Hong Kong Exchange, and B shares listed on the Shanghai and Shenzhen exchanges.

The Bombay Stock Exchange (BSE) 100 Index is a free float–adjusted market capitalization–weighted index of the 100 stocks listed on the Bombay Stock Exchange.

The MSCI Japan Index is a free float–adjusted market capitalization–weighted index of Japanese equities listed in Japan.

The Tokyo Stock Price Index (TOPIX) is a market capitalization–weighted index of all companies listed on the First Section of the Tokyo Stock Exchange.

The Korea Composite Stock Price Index (KOSPI) is a market capitalization–weighted index of all common stocks listed on the Korea Stock Exchange.

The MSCI All Country Asia ex Japan Small Cap Index is a free float–adjusted market capitalization–weighted small cap index of the stock markets of China, Hong Kong, India, Indonesia, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand.

The MSCI China Small Cap Index is a free float–adjusted market capitalization–weighted small cap index of the Chinese equity securities markets, including H shares listed on the Hong Kong Exchange, B shares listed on the Shanghai and Shenzhen exchanges, and Hong Kong-listed securities known as Red Chips (issued by entities owned by national or local governments in China) and P Chips (issued by companies controlled by individuals in China and deriving substantial revenues in China).

The MSCI AC Asia IT and Telecom Services Index (formerly known as MSCI/Matthews Asian Technology Index) is a free float–adjusted market capitalization–weighted index of Asian equities tracking a broad range of technology stocks including semiconductor equipment and products, communications equipment, computers and peripherals, electronic equipment and instruments, office electronics, software, IT consulting and services, Internet software and services, diversified telecommunications services, and wireless telecommunications services.

matthewsasia.com | 800.789.ASIA 67

Matthews Asia Funds

BOARD OF TRUSTEES

Independent Trustees:

Geoffrey H. Bobroff, Chairman

Richard K. Lyons

Rhoda Rossman

Toshi Shibano

Jonathan Zeschin

Interested Trustee:1

G. Paul Matthews

OFFICERS

William J. Hackett

Robert J. Horrocks, PhD

Shai A. Malka

John P. McGowan

Timothy B. Parker

Manoj K. Pombra

INVESTMENT ADVISOR

Matthews International Capital Management, LLC

Four Embarcadero Center, Suite 550

San Francisco, CA 94111

800.789.ASIA (2742)

ACCOUNT SERVICES

Matthews Asia Funds

P.O. Box 9791

Providence, RI 02940

800.789.ASIA (2742)

CUSTODIAN

Brown Brothers Harriman & Co.

50 Milk Street

Boston, MA 02109

1As defined under the Investment Company Act of 1940, as amended.

matthewsasia.com | 800.789.ASIA

P.O. Box 9791  |  Providence, RI 02940  |  matthewsasia.com  |  800.789.ASIA (2742)

©2012 Matthews Asia Funds  QR0312-234M